This is filed pursuant to Rule 497(e).
File Nos. 333-18505 and 811-9160.

                           THE ALLIANCE BOND FUNDS
_______________________________________________________________________________

                P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
                           TOLL FREE (800) 221-5672
                   FOR LITERATURE: TOLL FREE (800) 227-4618


                          PROSPECTUS AND APPLICATION
                                MARCH 2, 1998

U.S. GOVERNMENT FUNDS                  GLOBAL BOND FUNDS
-ALLIANCE SHORT-TERM U.S.              -ALLIANCE NORTH AMERICAN
  GOVERNMENT FUND                        GOVERNMENT INCOME TRUST
-U.S. GOVERNMENT                       -ALLIANCE GLOBAL DOLLAR
  PORTFOLIO                              GOVERNMENT FUND
-ALLIANCE LIMITED MATURITY             -ALLIANCE GLOBAL STRATEGIC
  GOVERNMENT FUND                        INCOME TRUST

MORTGAGE FUND                          CORPORATE BOND FUNDS
-ALLIANCE MORTGAGE                     -CORPORATE BOND PORTFOLIO
  SECURITIES INCOME FUND               -ALLIANCE HIGH YIELD FUND

MULTI-MARKET FUNDS
-ALLIANCE WORLD INCOME TRUST
-ALLIANCE SHORT-TERM
  MULTI-MARKET TRUST
-ALLIANCE MULTI-MARKET
  STRATEGY TRUST


TABLE OF CONTENTS                                PAGE
-----------------                                ----
The Funds at a Glance                               2
Expense Information                                 4
Financial Highlights                                7
Glossary                                           15
Description of the Funds                           16
  Investment Objectives and Policies               16
  Additional Investment Practices                  24
  Certain Fundamental Investment Policies          35
  Risk Considerations                              37
Purchase and Sale of Shares                        41
Management of the Funds                            44
Dividends, Distributions and Taxes                 47
General Information.                               48
Appendix A: Bond Ratings                          A-1
Appendix B: General Information About Canada,
  Mexico and Argentina                            B-1


Adviser
Alliance Capital Management L.P.
1345 Avenue Of The Americas
New York, New York 10105


The Alliance Bond Funds provide a broad selection of investment alternatives to investors seeking high current income. The U.S. Government Funds invest mainly in U.S. Government securities and the Mortgage Fund invests in mortgage-related securities, while the Multi-Market Funds diversify their investments among debt markets around the world and the Global Bond Funds invest primarily in foreign government securities. The Corporate Bond Funds invest primarily in corporate debt securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund that provides further information regarding certain matters discussed in this Prospectus and other matters that may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Fund (except Alliance World Income Trust) offers three classes of shares through this Prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within three years of purchase (four years of purchase for Alliance Global Strategic Income Trust and Alliance High Yield Fund) (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). Alliance World Income Trust offers only one class of shares, which may be purchased at a price equal to its net asset value without any initial or contingent deferred sales charge. See "Purchase and Sale of Shares."

AN INVESTMENT IN THESE SECURITIES IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND TO RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Alliance Capital (R)


(R) These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


1



THE FUNDS AT A GLANCE

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

THE FUNDS' INVESTMENT ADVISER IS . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $218 billion in assets under management as of December 31, 1997. Alliance provides investment management services to employee benefit plans for 31 of the FORTUNE 100 companies.


U.S. GOVERNMENT FUNDS

SHORT-TERM U.S. GOVERNMENT FUND
SEEKS . . . High current income consistent with preservation of capital.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Government securities.

U.S. GOVERNMENT PORTFOLIO
SEEKS . . . As high a level of current income as is consistent with safety of principal.

INVESTS SOLELY IN . . . A diversified portfolio of U.S. Government securities backed by the full faith and credit of the United States.

LIMITED MATURITY GOVERNMENT FUND
SEEKS . . . The highest level of current income, consistent with low volatility of net asset value.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government securities.


MORTGAGE FUND

MORTGAGE SECURITIES INCOME FUND
SEEKS . . . A high level of current income consistent with prudent investment risk.
INVESTS PRIMARILY IN . . . A diversified portfolio of mortgage-related securities.


MULTI-MARKET FUNDS

WORLD INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than one year.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund maintains at least 35% of its net assets in U.S. Dollar-denominated securities.

SHORT-TERM MULTI-MARKET TRUST
SEEKS . . . The highest level of current income through investment in a portfolio of high-quality debt securities having remaining maturities of not more than three years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 25% of its net assets in U.S. Dollar-denominated securities.

MULTI-MARKET STRATEGY TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. Dollar.


GLOBAL BOND FUNDS

NORTH AMERICAN GOVERNMENT INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of investment grade debt securities issued or guaranteed by the governments of the United States, Canada and Mexico.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of government securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso. The Fund expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.



2



GLOBAL DOLLAR GOVERNMENT FUND
SEEKS . . . Primarily a high level of current income and, secondarily, capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.

GLOBAL STRATEGIC INCOME TRUST
SEEKS . . . Primarily a high level of current income and secondarily capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of fixed-income securities of U.S. and non-U.S. issuers.


CORPORATE BOND FUNDS

CORPORATE BOND PORTFOLIO
SEEKS . . . Primarily to maximize income over the long term; secondarily, the Fund will attempt to increase its capital through appreciation of its investments.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Dollar-denominated corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.

HIGH YIELD FUND
SEEKS . . . A high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

INVESTS PRIMARILY IN . . . A diversified mix of high yield, below investment grade fixed-income securities involving greater volatility of price and risk of principal and income than higher quality fixed-income securities.

DISTRIBUTIONS . . .
The Funds intend to make monthly distributions to shareholders. These distributions may include ordinary income and capital gain (each of which is taxable) and a return of capital (which is generally non-taxable). See "Dividends, Distributions and Taxes."

A WORD ABOUT RISK . . .
The prices of the shares of the Alliance Bond Funds will fluctuate daily as the prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. Some of the Funds invest in high-yield, high-risk bonds that are rated below investment grade and are considered to have predominantly speculative characteristics. The prices of non-U.S. Dollar denominated bonds also fluctuate with changes in foreign exchange rates. Investment in the Global Bond Funds, the Multi-Market Funds and any other Fund that may invest a significant amount of its assets in non-U.S. securities involves risks not associated with Funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in fixed-income securities, in order to achieve their investment objectives, the Funds may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These instruments involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See "Description of the Funds-Additional Investment Practices" and "-Risk Considerations."

GETTING STARTED . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares of each Fund (except WORLD INCOME) can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

AUTOMATIC REINVESTMENT
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS
SHAREHOLDER COMMUNICATIONS
DIVIDEND DIRECTION PLANS
AUTO EXCHANGE
SYSTEMATIC WITHDRAWALS
CHECK-WRITING
A CHOICE OF PURCHASE PLANS
TELEPHONE TRANSACTIONS
24-HOUR INFORMATION


Alliance Capital (R)


(R) These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


3



                             EXPENSE INFORMATION
_______________________________________________________________________________
SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in a Fund. The following tables summarize your maximum transaction costs from investing in a Fund, other than WORLD INCOME, and annual operating expenses for each class of shares of each Fund. WORLD INCOME, which has only one class of shares, has no sales charge on purchases or reinvested dividends, no deferred sales charge, and no redemption fee or exchange fee. For each Fund, the "Examples" below show the cumulative expenses attributable to a hypothetical $1,000 investment, assuming a 5% annual return, in each class for the periods specified.

                                                CLASS A SHARES  CLASS B SHARES(B)  CLASS B SHARES(D)   CLASS C SHARES
                                                --------------  -----------------  -----------------  -----------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                 4.25%(a)           None               None              None
Sales charge imposed on dividend reinvestments        None             None               None              None
Deferred sales charge (as a percentage
of original purchase price or redemption
proceeds, whichever is lower)                         None         3.0% during       4.0% during        1.0% during
                                                                 the first year,    the first year,    the first year,
                                                                 decreasing 1.0%    decreasing 1.0%    0% thereafter
                                                                  annually to 0%     annually to 0%
                                                                 after the third    after the fourth
                                                                     year (c)          year (e)
Exchange fee                                          None             None               None              None

(A) REDUCED FOR LARGER PURCHASES. PURCHASES OF $1,000,000 OR MORE ARE NOT SUBJECT TO AN INITIAL SALES CHARGE BUT MAY BE SUBJECT TO A 1% DEFERRED SALES CHARGE ON REDEMPTIONS WITHIN ONE YEAR OF PURCHASE. SEE "PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES" -PAGE 41.

(B) FOR ALL FUNDS EXCEPT GLOBAL STRATEGIC INCOME AND HIGH YIELD.

(C) CLASS B SHARES OF EACH FUND, OTHER THAN GLOBAL STRATEGIC INCOME AND HIGH YIELD, AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER SIX YEARS. SEE "PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES" -PAGE 42.

(D) FOR GLOBAL STRATEGIC INCOME AND HIGH YIELD ONLY.

(E) SHARES OF GLOBAL STRATEGIC INCOME AND HIGH YIELD AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER EIGHT YEARS. SEE "PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES"-PAGE 42.


                   ANNUAL OPERATING EXPENSES                                                  EXAMPLES
-----------------------------------------------------------------  ----------------------------------------------------------------
                                        CLASS A  CLASS B  CLASS C                 CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
SHORT-TERM U.S. GOVERNMENT              -------  -------  -------                 -------  --------  ---------  --------  ---------
  Management fees(a) (after waiver)      None     None     None    After 1 year     $ 56     $ 51      $ 21       $ 31      $ 21
  12b-1 fees                              .30%    1.00%    1.00%   After 3 years    $ 85     $ 76      $ 66       $ 66      $ 66
  Other expenses                                                   After 5 years    $116     $113      $113       $113      $113
    Interest expense                      .01%     .01%     .01%   After 10 years   $204     $210      $210       $244      $244
    Other operating expenses (a)(b)
      (after reimbursement)              1.10%    1.10%    1.10%
  Total other expenses                   1.11%    1.11%    1.10%
  Total fund operating expenses(b)(c)
    (after waiver/reimbursement)         1.41%    2.11%    2.11%

                                        CLASS A  CLASS B  CLASS C                 CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
U.S. GOVERNMENT                         -------  -------  -------                 -------  --------  ---------  --------  ---------
  Management fees                         .53%     .53%     .53%   After 1 year     $ 52     $ 48      $ 18       $ 27      $ 17
  12b-1 fees                              .30%    1.00%    1.00%   After 3 years    $ 74     $ 64      $ 54       $ 54      $ 54
  Other expenses(b)                       .19%     .20%     .19%   After 5 years    $ 96     $ 94      $ 94       $ 93      $ 93
  Total fund operating expenses          1.02%    1.73%    1.72%   After 10 years   $162     $168      $168       $203      $203

                                        CLASS A  CLASS B  CLASS C                 CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
LIMITED MATURITY GOVERNMENT             -------  -------  -------                 -------  --------  ---------  --------  ---------
  Management fees                         .65%     .65%     .65%   After 1 year     $ 66     $ 62      $ 32       $ 42      $ 32
  12b-1 fees                              .30%    1.00%    1.00%   After 3 years    $114     $107      $ 97       $ 97      $ 97
  Other expenses                                                   After 5 years    $166     $164      $164       $164      $164
  Interest expense                        .76%     .75%     .76%   After 10 years   $305     $313      $313       $344      $344
    Other operating expenses(b)           .70%     .74%     .72%
  Total other expenses                   1.46%    1.49%    1.48%
  Total fund operating expenses(d)       2.41%    3.14%    3.13%


PLEASE REFER TO THE FOOTNOTES ON PAGE 6.


4


                      ANNUAL OPERATING EXPENSES                                                  EXAMPLES
-----------------------------------------------------------------   ----------------------------------------------------------------
                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
MORTGAGE SECURITIES INCOME              -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees                         .52%     .52%     .52%    After 1 year     $ 56     $ 52      $ 22       $ 32       $ 22
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $ 85     $ 77      $ 67       $ 66       $ 66
  Other expenses                                                    After 5 years    $116     $115      $115       $114       $114
  Interest expense                        .34%     .36%     .35%    After 10 years   $204     $212      $212       $245       $245
    Other operating expenses(b)           .25%     .26%     .25%
  Total other expenses                    .59%     .62%     .60%
  Total fund operating expenses(e)       1.41%    2.14%    2.12%

WORLD INCOME
  Management fees(f)(after waiver)                 .49%             After 1 year              $ 23
  12b-1 fees(f)(after waiver)                      .68%             After 3 years             $ 70
  Other expenses(b)                               1.08%             After 5 years             $120
  Total fund operating                                              After 10 years            $258
    expenses(b)(f)(after waiver)                  2.25%

                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
SHORT-TERM MULTI-MARKET                 -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees                         .55%     .55%     .55%    After 1 year     $ 55     $ 50      $ 20       $ 30       $ 20
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $ 81     $ 72      $ 62       $ 62       $ 62
  Other expenses(b)                       .43%     .44%     .44%    After 5 years    $110     $107      $107       $107       $107
  Total fund operating expenses          1.28%    1.99%    1.99%    After 10 years   $190     $197      $197       $232       $232

                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
MULTI-MARKET STRATEGY                   -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees                         .60%     .60%     .60%    After 1 year     $ 58     $ 53      $ 23       $ 33       $ 23
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $ 90     $ 82      $ 72       $ 71       $ 71
  Other expenses                                                    After 5 years    $125     $123      $123       $122       $122
  Other operating expenses(d)             .68%     .69%     .68%    After 10 years   $222     $228      $228       $262       $262
  Total other expenses
  Total fund operating expenses          1.58%    2.29%    2.28%

                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
NORTH AMERICAN GOVERNMENT INCOME        -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees(g)                      .73%     .73%     .73%    After 1 year     $ 63     $ 59      $ 29       $ 39       $ 29
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $107     $ 99      $ 89       $ 88       $ 88
  Other expenses                                                    After 5 years    $153     $151      $151       $150       $150
  Interest expense                        .77%     .77%     .77%    After 10 years   $280     $286      $286       $318       $318
    Other operating expenses(b)           .35%     .36%     .35%
  Total other expenses                   1.12%    1.13%    1.12%
  Total fund operating expenses(h)       2.15%    2.86%    2.85%

                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
GLOBAL DOLLAR GOVERNMENT                -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees                         .75%     .75%     .75%    After 1 year     $ 58     $ 53      $ 23       $ 33       $ 23
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $ 89     $ 81      $ 71       $ 70       $ 70
  Other expenses(b)                       .50%     .51%     .50%    After 5 years    $123     $121      $121       $120       $120
  Total fund operatingexpenses           1.55%    2.26%    2.25%    After 10 years   $219     $225      $225       $258       $258

                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
GLOBAL STRATEGIC INCOME                 -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees(i)(after waiver)       None     None     None     After 1 year     $ 61     $ 66      $ 26       $ 36       $ 26
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $100     $101      $ 81       $ 81       $ 81
  Other expenses(b)(i)                                              After 5 years    $141     $138      $138       $138       $138
  (after reimbursement)                  1.60%    1.60%    1.60%    After 10 years   $255     $261      $261       $293       $293
  Total fund operating expenses(i)
    (after waiver/reimbursement)         1.90%    2.60%    2.60%


PLEASE REFER TO THE FOOTNOTES ON PAGE 6.


5


                    ANNUAL OPERATING EXPENSES                                   EXAMPLES
-----------------------------------------------------------------   ----------------------------------------------------------------
                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
CORPORATE BOND                          -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees                         .57%     .57%     .57%    After 1 year     $ 53     $ 48      $ 18       $ 29       $ 18
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $ 77     $ 67      $ 57       $ 57       $ 57
  Other expenses(b)                       .25%     .25%     .25%    After 5 years    $102     $ 99      $ 99       $ 99       $ 99
  Total fund operating expenses          1.12%    1.82%    1.82%    After 10 years   $173     $179      $179       $214       $214

                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
HIGH YIELD                              -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees(j)(after waiver)       None     None     None     After 1 year     $ 59     $ 64      $ 24       $ 34       $ 24
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $ 94     $ 95      $ 75       $ 75       $ 75
  Other expenses(b)(j)                                              After 5 years    $131     $128      $128       $128       $128
  (after reimbursement)                  1.40%    1.40%    1.40%    After 10 years   $235     $256      $256       $274       $274
  Total fund operating expenses(j)
    (after waiver/reimbursement)         1.70%    2.40%    2.40%


+    ASSUMES REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN
YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS (EIGHT YEARS IN THE CASE OF GLOBAL STRATEGIC INCOME AND HIGH YIELD).

++   ASSUMES NO REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD
TEN YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS (EIGHT YEARS IN THE CASE OF GLOBAL STRATEGIC INCOME AND HIGH YIELD).

(A) NET OF VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .55%, OTHER EXPENSES WOULD HAVE BEEN 1.57% FOR CLASS A, 1.55% FOR CLASS B AND 1.54% FOR CLASS C AND TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.42% FOR CLASS A, 3.10% FOR CLASS B AND 3.09% FOR CLASS C.

(B) THESE EXPENSES INCLUDE A TRANSFER AGENCY FEE PAYABLE TO ALLIANCE FUND SERVICES, INC., AN AFFILIATE OF ALLIANCE. THE EXPENSES SHOWN DO NOT REFLECT THE APPLICATION OF CREDITS THAT REDUCE FUND EXPENSES.

(C) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.40%, FOR CLASS B, 2.10%, AND FOR CLASS C, 2.10%.

(D) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.65%, FOR CLASS B, 2.39%, AND FOR CLASS C,
2.37%.

(E) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.07%, FOR CLASS B, 1.78%, AND FOR CLASS C,
1.77%.

(F) NET OF VOLUNTARY FEE WAIVERS. ABSENT SUCH WAIVERS, ANNUALIZED MANAGEMENT FEES WOULD HAVE BEEN .65%, ANNUALIZED RULE 12B-1 FEES WOULD HAVE BEEN .90% AND ANNUALIZED TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.63%.

(G)  REPRESENTS .65 OF 1% OF THE FUND'S AVERAGE DAILY ADJUSTED TOTAL
NET ASSETS.

(H) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.38%, FOR CLASS B, 2.09%, AND FOR CLASS C,
2.08%.

(I) NET OF VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENT. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .75%, OTHER EXPENSES WOULD HAVE BEEN 3.01% FOR CLASS A, 3.01% FOR CLASS B,
AND 3.02% FOR CLASS C, AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 4.06% FOR CLASS A, 4.76% FOR CLASS B, AND 4.77% FOR
CLASS C.

(J) NET OF VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .75%, OTHER EXPENSES WOULD HAVE BEEN 2.06% (ANNUALIZED) FOR CLASS A, 2.10% (ANNUALIZED) FOR CLASS B, AND 2.09% (ANNUALIZED) FOR CLASS C; AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 2.06% (ANNUALIZED) FOR CLASS A, 3.85% (ANNUALIZED) FOR CLASS B, AND 3.84% (ANNUALIZED) FOR CLASS C.


The purpose of the tables on pages 4, 5 and 6 is to assist the investor in understanding the various costs and expenses that shareholders of a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds-Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. With respect to each of SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, MORTGAGE SECURITIES INCOME and LIMITED MATURITY GOVERNMENT, "interest expense" represents interest paid by the Fund on borrowings for the purpose of making additional portfolio investments. Such borrowings are intended to enable each of those Funds to produce higher net yields to shareholders than the Funds could pay without such borrowings. See "Description of Funds-Risk Considerations-Effects of Borrowing." Excluding interest expense, total fund operating expenses of each of SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, MORTGAGE SECURITIES INCOME and LIMITED MATURITY GOVERNMENT would be lower (see notes (b), (d), (f), (g), (h) and (j) above) and the cumulative expenses shown in the Examples above with respect to those Funds would be lower. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. "Other Expenses" are based on estimated amounts for HIGH YIELD'S current fiscal year. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. ACTUAL RETURNS WILL VARY.


6



                             FINANCIAL HIGHLIGHTS
_______________________________________________________________________________

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables relating to SHORT-TERM U.S. GOVERNMENT has been audited by Price Waterhouse LLP, the independent accountants for the Fund, and the information in the tables relating to U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD has been audited by Ernst & Young LLP, the independent auditors for these Funds. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


7


                                      NET                             NET               NET
                                     ASSET                       REALIZED AND        INCREASE
                                     VALUE                        UNREALIZED       (DECREASE) IN     DIVIDENDS FROM    DISTRIBUTIONS
                                 BEGINNING OF   NET INVESTMENT  GAIN (LOSS) ON    NET ASSET VALUE    NET INVESTMENT      FROM NET
FISCAL YEAR OR PERIOD               PERIOD       INCOME (LOSS)    INVESTMENTS     FROM OPERATIONS        INCOME       REALIZED GAINS
---------------------            ------------   --------------  ---------------   ---------------    --------------   --------------
SHORT-TERM U.S. GOVERNMENT#
CLASS A
Year Ended 8/31/97                   $9.66          $.47(h)          $ .03              $.50             $(.46)            $0.00
Year Ended 8/31/96                    9.70           .47              (.02)              .45              (.49)             0.00
Year Ended 8/31/95                    9.67           .42               .05               .47              (.41)             0.00
Period Ended 8/31/94**                9.77           .14              (.09)              .05              (.12)             0.00
Year Ended 4/30/94                   10.22           .35              (.29)              .06              (.42)             0.00
5/4/92+ to 4/30/93                   10.00           .46               .34               .80              (.46)             (.12)

CLASS B
Year Ended 8/31/97                   $9.77          $.41(h)          $ .02              $.43             $(.39)            $0.00
Year Ended 8/31/96                    9.81           .41              (.03)              .38              (.42)             0.00
Year Ended 8/31/95                    9.78           .36               .04               .40              (.34)             0.00
Period Ended 8/31/94**                9.88           .10              (.07)              .03              (.11)             0.00
Year Ended 4/30/94                   10.31           .40              (.39)              .01              (.35)             0.00
5/4/92+ to 4/30/93                   10.00           .38               .33               .71              (.38)             (.02)

CLASS C
Year Ended 8/31/97                   $9.76          $.41(h)          $ .02              $.43             $(.39)            $0.00
Year Ended 8/31/96                    9.80           .40              (.02)              .38              (.42)             0.00
Year Ended 8/31/95                    9.77           .34               .06               .40              (.34)             0.00
Period Ended 8/31/94**                9.87           .10              (.07)              .03              (.11)             0.00
8/2/93++ to 4/30/94                  10.34           .26              (.42)             (.16)             (.25)             0.00

U.S. GOVERNMENT
CLASS A
Year Ended 6/30/97                   $7.52          $.57(h)          $(.10)             $.47             $(.57)            $0.00
Year Ended 6/30/96                    7.96           .58              (.44)              .14              (.58)             0.00
Year Ended 6/30/95                    7.84           .64               .13               .77              (.65)             0.00
Year Ended 6/30/94                    8.64           .65              (.80)             (.15)             (.65)             0.00
Year Ended 6/30/93                    8.34           .69               .29               .98              (.68)             0.00
Year Ended 6/30/92                    8.01           .70               .35              1.05              (.72)             0.00
Year Ended 6/30/91                    8.14           .81              (.11)              .70              (.83)             0.00
Year Ended 6/30/90                    8.49           .86              (.38)              .48              (.83)             0.00
Year Ended 6/30/89                    8.51           .89              (.03)              .86              (.88)             0.00
Year Ended 6/30/88                    8.90           .93              (.39)              .54              (.93)             0.00

CLASS B
Year Ended 6/30/97                   $7.52          $.52(h)          $(.10)             $.42             $(.52)            $0.00
Year Ended 6/30/96                    7.96           .52              (.44)              .08              (.52)             0.00
Year Ended 6/30/95                    7.84           .58               .13               .71              (.59)             0.00
Year Ended 6/30/94                    8.64           .59              (.80)             (.21)             (.59)             0.00
Year Ended 6/30/93                    8.34           .62               .30               .92              (.62)             0.00
9/30/91++ to 6/30/92                  8.25           .49               .09               .58              (.49)             0.00

CLASS C
Year Ended 6/30/97                   $7.52          $.52(h)          $(.10)             $.42             $(.52)            $0.00
Year Ended 6/30/96                    7.96           .52              (.44)              .08              (.52)             0.00
Year Ended 6/30/95                    7.83           .58               .14               .72              (.59)             0.00
Year Ended 6/30/94                    8.64           .59              (.81)             (.22)             (.59)             0.00
5/3/93++ to 6/30/93                   8.56           .10               .08               .18              (.10)             0.00

LIMITED MATURITY GOVERNMENT
CLASS A
Year Ended 11/30/97                  $9.45          $.51(h)          $ .02              $.53             $(.52)            $0.00
Year Ended 11/30/96                   9.52           .51(h)           (.04)              .47              (.51)             0.00
Year Ended 11/30/95                   9.51           .52(h)            .02               .54              (.50)             0.00
Year Ended 11/30/94                   9.94           .42              (.32)              .10              (.48)             (.01)
Year Ended 11/30/93                   9.84           .57               .11               .68              (.58)             0.00
6/1/92+ to 11/30/92                  10.00           .35              (.17)              .18              (.34)             0.00

CLASS B
Year Ended 11/30/97                  $9.45          $.45(h)          $ .01              $.46             $(.45)            $0.00
Year Ended 11/30/96                   9.52           .44(h)           (.04)              .40              (.44)             0.00
Year Ended 11/30/95                   9.52           .46(h)            .01               .47              (.44)             0.00
Year Ended 11/30/94                   9.94           .39              (.35)              .04              (.42)             (.01)
Year Ended 11/30/93                   9.84           .49               .12               .61              (.51)             0.00
6/1/92+ to 11/30/92                  10.00           .31              (.17)              .14              (.30)             0.00

CLASS C
Year Ended 11/30/97                  $9.45          $.45(h)          $ .01              $.46             $(.45)            $0.00
Year Ended 11/30/96                   9.52           .45(h)           (.05)              .40              (.45)             0.00
Year Ended 11/30/95                   9.52           .46(h)            .01               .47              (.44)             0.00
Year Ended 11/30/94                   9.94           .37              (.33)              .04              (.42)             (.01)
5/3/93++ to 11/30/93                  9.98           .27              (.03)              .24              (.28)             0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


8


  DISTRIBUTIONS                                                  TOTAL       NET ASSETS                     RATIO OF NET
    IN EXCESS                       TOTAL                     INVESTMENT      AT END OF          RATIO      INVESTMENT
      OF NET        RETURN        DIVIDENDS     NET ASSET       RETURN         PERIOD         OF EXPENSES   INCOME (LOSS)  PORTFOLIO
    INVESTMENT        OF             AND        VALUE END    BASED ON NET      (000'S          TO AVERAGE    TO AVERAGE     TURNOVER
      INCOME       CAPITAL      DISTRIBUTIONS   OF PERIOD   ASSET VALUE (B)   OMITTED)         NET ASSETS    NET ASSETS       RATE
  -------------  ------------  --------------  -----------  ---------------  -----------    ---------------  ------------  ---------
     $0.00         $ (.07)         $(.53)         $9.63           5.29%      $  3,901           1.41%(d)(e)    4.90%            65%
      0.00           0.00           (.49)          9.66           4.71          3,455           1.53(d)(e)     4.85            110
      (.03)          0.00           (.44)          9.70           5.14          2,997           1.40(d)        4.56             15
      (.03)(a)       0.00           (.15)(c)       9.67            .53          2,272           1.40(d)        3.98            144
      (.09)(a)       0.00           (.51)(c)       9.77            .52          2,003           1.27(d)        4.41             55
      0.00           0.00           (.58)(c)      10.22           8.20          6,081           1.00*(d)       4.38*           294

     $0.00         $ (.07)         $(.46)         $9.74           4.45%      $  6,458           2.11%(d)(e)    4.13%            65%
      0.00           0.00           (.42)          9.77           3.89          6,781           2.23(d)(e)     4.11            110
      (.03)          0.00           (.37)          9.81           4.32          6,380           2.10(d)        3.82             15
      (.02)(a)       0.00           (.13)(c)       9.78            .28          6,281           2.10(d)        3.22            144
      (.09)(a)       0.00           (.44)(c)       9.88            .03          7,184           2.05(d)        3.12             55
      0.00           0.00           (.40)(c)      10.31           7.22          1,292           1.75*(d)       3.36*           294

     $0.00         $ (.07)         $(.46)         $9.73           4.45%      $  5,012           2.11%(d)(e)    4.15%            65%
      0.00           0.00           (.42)          9.76           3.90          4,850           2.22(d)(e)     4.11            110
      (.03)          0.00           (.37)          9.80           4.33          5,180           2.10(d)        3.80             15
      (.02)(a)       0.00           (.13)(c)       9.77            .28          7,128           2.10(d)        3.26            144
      (.06)(a)       0.00           (.31)(c)       9.87          (1.56)         8,763           2.10*(d)       2.60*            55


     $0.00         $ (.01)         $(.58)         $7.41           6.49%      $354,782           1.02%          7.66%           330%
      0.00           0.00           (.58)          7.52           1.74        397,894           1.01           7.38            334
      0.00           0.00           (.65)          7.96          10.37        463,660           1.01           8.27            190
      0.00           0.00           (.65)          7.84          (1.93)       482,595           1.02           7.76            188
      0.00           0.00           (.68)          8.64          12.23        527,968           1.10           8.04            386
      0.00           0.00           (.72)          8.34          13.52        492,448           1.12           8.43            418
      0.00           0.00           (.83)          8.01           8.97        491,910           1.07          10.02            402
      0.00           0.00           (.83)          8.14           5.99        510,675           1.09          10.35            455
      0.00           0.00           (.88)          8.49          10.87        532,525           1.11          10.70            148
      0.00           0.00           (.93)          8.51           6.41        529,909           1.14          10.70            149

     $0.00         $ (.01)         $(.53)         $7.41           5.69%      $471,889           1.73%          6.95%           330%
      0.00           0.00           (.52)          7.52           1.01        628,628           1.72           6.67            334
      0.00           0.00           (.59)          7.96           9.52        774,097           1.72           7.57            190
      0.00           0.00           (.59)          7.84          (2.63)       756,282           1.72           7.04            188
      0.00           0.00           (.62)          8.64          11.45        552,471           1.81           7.25            386
      0.00           0.00           (.49)          8.34           6.95         32,227           1.80*          7.40*           418

     $0.00         $ (.01)         $(.53)         $7.41           5.69%      $115,607           1.72%          6.96%           330%
      0.00           0.00           (.52)          7.52           1.01        166,075           1.71           6.68            334
      0.00           0.00           (.59)          7.96           9.67        181,948           1.71           7.59            190
      0.00           0.00           (.59)          7.83          (2.75)       231,859           1.70           6.97            188
      0.00           0.00           (.10)          8.64           2.12         67,757           1.80*          6.00*           386


     $0.00          $(.02)         $(.54)         $9.44           5.79%      $ 16,197           2.41%(e)       5.52%           249%
      0.00           (.03)          (.54)          9.45           5.11         16,248           2.22(e)        5.44            159
      0.00           (.03)          (.53)          9.52           5.91         27,887           2.14(e)        5.53            293
      0.00           (.04)          (.53)          9.51           1.03         43,173           1.34(e)        4.78            375
      0.00           0.00           (.58)          9.94           7.02         59,215           1.54(e)        5.66            499
      0.00           0.00           (.34)          9.84           1.84         24,186           1.44*(d)(e)    6.58*(d)        101

     $0.00          $(.02)         $(.47)         $9.44           5.04%      $ 33,613           3.14%(e)       4.80%           249%
      0.00           (.03)          (.47)          9.45           4.36         50,386           2.94(e)        4.73            159
      0.00           (.03)          (.47)          9.52           5.05         84,362           2.85(e)        4.83            293
      0.00           (.03)          (.46)          9.52            .42        136,458           2.08(e)        4.12            375
      0.00           0.00           (.51)          9.94           6.27        168,157           2.26(e)        4.98            499
      0.00           0.00           (.30)          9.84           1.50        149,188           2.13*(d)(e)    6.01*(d)        101

     $0.00          $(.02)         $(.47)         $9.44           5.05%      $ 28,738           3.13%(e)       4.82%           249%
      0.00           (.02)          (.47)          9.45           4.38         43,457           2.92(e)        4.75            159
      0.00           (.03)          (.47)          9.52           5.06         68,459           2.85(e)        4.84            293
      0.00           (.03)          (.46)          9.52            .42        141,838           2.04(e)        4.10            375
      0.00           0.00           (.28)          9.94           2.40        228,703           1.74*(e)       3.70*           499


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


9


                                      NET                             NET               NET
                                     ASSET                       REALIZED AND        INCREASE
                                     VALUE                        UNREALIZED       (DECREASE) IN    DIVIDENDS FROM    DISTRIBUTIONS
                                 BEGINNING OF   NET INVESTMENT  GAIN (LOSS) ON    NET ASSET VALUE   NET INVESTMENT      FROM NET
FISCAL YEAR OR PERIOD               PERIOD       INCOME (LOSS)    INVESTMENTS     FROM OPERATIONS       INCOME       REALIZED GAINS
---------------------            ------------   --------------  ---------------   ---------------   --------------   --------------
MORTGAGE SECURITIES INCOME
CLASS A
Year Ended 12/31/97                  $8.51          $.54(h)          $ .15             $ .69            $(.54)            $0.00
Year Ended 12/31/96                   8.75           .54(h)           (.19)              .35             (.51)             0.00
Year Ended 12/31/95                   8.13           .57(h)            .64              1.21             (.57)             0.00
Year Ended 12/31/94                   9.29           .57             (1.13)             (.56)            (.58)             0.00
Year Ended 12/31/93                   9.08           .67               .23               .90             (.67)             0.00
Year Ended 12/31/92                   9.21           .77              (.09)              .68             (.81)             0.00
Year Ended 12/31/91                   8.79           .88               .41              1.29             (.87)             0.00
Year Ended 12/31/90                   8.76           .87               .03               .90             (.87)             0.00
Year Ended 12/31/89                   8.81           .97              (.05)              .92             (.97)             0.00
Year Ended 12/31/88                   9.03           .99              (.23)              .76             (.98)             0.00
Year Ended 12/31/87                   9.74          1.00              (.68)              .32            (1.00)             (.03)

CLASS B
Year Ended 12/31/97                  $8.51          $.48(h)          $ .15             $ .63            $(.48)            $0.00
Year Ended 12/31/96                   8.75           .48(h)           (.19)              .29             (.46)             0.00
Year Ended 12/31/95                   8.13           .51(h)            .64              1.15             (.51)             0.00
Year Ended 12/31/94                   9.29           .51             (1.14)             (.63)            (.51)             0.00
Year Ended 12/31/93                   9.08           .61               .22               .83             (.60)             0.00
1/30/92++ to 12/31/92                 9.16           .68              (.08)              .60             (.68)             0.00

CLASS C
Year Ended 12/31/97                  $8.51          $.48(h)          $ .15             $ .63            $(.48)            $0.00
Year Ended 12/31/96                   8.75           .48(h)           (.19)              .29             (.46)             0.00
Year Ended 12/31/95                   8.13           .51(h)            .64              1.15             (.51)             0.00
Year Ended 12/31/94                   9.29           .51             (1.14)             (.63)            (.51)             0.00
5/3/93++ to 12/31/93                  9.30           .40              0.00               .40             (.40)             0.00

WORLD INCOME
Year Ended 10/31/97                  $1.67          $.07(h)          $(.01)            $ .06            $(.06)            $0.00
Year Ended 10/31/96                   1.66           .09(h)            .02               .11             (.10)             0.00
Year Ended 10/31/95                   1.88           .11(h)           (.23)             (.12)            0.00              0.00
Year Ended 10/31/94                   1.90           .18              (.12)              .06             (.05)             0.00
Year Ended 10/31/93                   1.91           .22              (.16)              .06             (.07)             0.00
Year Ended 10/31/92                   1.98           .19              (.17)              .02             (.09)             0.00
12/3/90+ to 10/31/91                  2.00           .14              (.03)              .11             (.13)             0.00

SHORT-TERM MULTI-MARKET
CLASS A
Year Ended 10/31/97                  $7.73          $.51(h)          $(.04)            $ .47            $(.56)            $0.00
Year Ended 10/31/96                   7.47           .60(h)            .35               .95             (.69)             0.00
Year Ended 10/31/95                   8.71           .46(h)           (.98)             (.52)            0.00              0.00
Year Ended 10/31/94                   9.25           .93              (.86)              .07             0.00              0.00
Year Ended 10/31/93                   9.25           .92              (.32)              .60             (.60)             0.00
Year Ended 10/31/92                   9.94           .91              (.86)              .05             (.72)             (.02)
Year Ended 10/31/91                   9.89           .97               .06              1.03             (.97)             (.01)
Year Ended 10/31/90                   9.69          1.09               .19              1.28            (1.08)             0.00
5/5/89+ to 10/31/89                   9.70           .53              (.01)              .52             (.53)             0.00

CLASS B
Year Ended 10/31/97                  $7.73          $.45(h)          $(.04)            $ .41            $(.45)            $0.00
Year Ended 10/31/96                   7.47           .54(h)            .35               .89             (.63)             0.00
Year Ended 10/31/95                   8.71           .41(h)           (.99)             (.58)            0.00              0.00
Year Ended 10/31/94                   9.25           .94              (.93)              .01             0.00              0.00
Year Ended 10/31/93                   9.25           .87              (.34)              .53             (.53)             0.00
Year Ended 10/31/92                   9.94           .84              (.86)             (.02)            (.65)             (.02)
Year Ended 10/31/91                   9.89           .89               .07               .96             (.90)             (.01)
2/5/90++ to 10/31/90                  9.77           .74               .12               .86             (.74)             0.00

CLASS C
Year Ended 10/31/97                  $7.73          $.45(h)          $(.04)            $ .41            $(.45)            $0.00
Year Ended 10/31/96                   7.47           .51(h)            .38               .89             (.63)             0.00
Year Ended 10/31/95                   8.71           .39(h)           (.97)             (.58)            0.00              0.00
Year Ended 10/31/94                   9.25           .58              (.57)              .01             0.00              0.00
5/3/93++ to 10/31/93                  9.18           .28               .05               .33             (.26)             0.00

MULTI-MARKET STRATEGY
CLASS A
Year Ended 10/31/97                  $7.23          $.47(h)          $ .08             $ .55            $(.47)            $0.00
Year Ended 10/31/96                   6.83           .59(h)            .48              1.07             (.67)             0.00
Year Ended 10/31/95                   8.04           .77(h)          (1.31)             (.54)            0.00              0.00
Year Ended 10/31/94                   8.94           .85             (1.08)             (.23)            (.09)             0.00
Year Ended 10/31/93                   8.85          1.02              (.26)              .76             (.67)             0.00
Year Ended 10/31/92                   9.91          1.00             (1.23)             (.23)            (.81)             (.02)
5/29/91+ to 10/28/91                 10.00           .42              (.09)              .33             (.42)             0.00

CLASS B
Year Ended 10/31/97                  $7.23          $.42(h)          $ .06             $ .48            $(.42)            $0.00
Year Ended 10/31/96                   6.83           .53(h)            .47              1.00             (.60)             0.00
Year Ended 10/31/95                   8.04           .44(h)          (1.05)             (.61)            0.00              0.00
Year Ended 10/31/94                   8.94           .88             (1.18)             (.30)            (.08)             0.00
Year Ended 10/31/93                   8.85           .92              (.22)              .70             (.61)             0.00
Year Ended 10/31/92                   9.91          1.04             (1.34)             (.30)            (.74)             (.02)
5/29/91+ to 10/28/91                 10.00           .39              (.09)              .30             (.39)             0.00

CLASS C
Year Ended 10/31/97                  $7.23          $.42(h)          $ .07             $ .49            $(.42)            $0.00
Year Ended 10/31/96                   6.83           .54(h)            .47              1.01             (.61)             0.00
Year Ended 10/31/95                   8.04           .44(h)          (1.04)             (.60)            0.00              0.00
Year Ended 10/31/94                   8.94           .46              (.75)             (.29)            (.09)             0.00
5/3/93++ to 10/31/93                  8.76           .32               .16               .48             (.30)             0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


10


 DISTRIBUTIONS                                                   TOTAL       NET ASSETS                     RATIO OF NET
   IN EXCESS                       TOTAL                      INVESTMENT      AT END OF          RATIO       INVESTMENT
     OF NET         RETURN       DIVIDENDS      NET ASSET       RETURN         PERIOD        OF EXPENSES    INCOME (LOSS)  PORTFOLIO
   INVESTMENT         OF            AND         VALUE END    BASED ON NET      (000'S         TO AVERAGE     TO AVERAGE     TURNOVER
     INCOME        CAPITAL     DISTRIBUTIONS    OF PERIOD   ASSET VALUE (B)   OMITTED)        NET ASSETS     NET ASSETS       RATE
 -------------   ------------  --------------  -----------  ---------------  -----------   ---------------  -------------  ---------

    $(.03)          $0.00         $(.57)          $8.63           8.04%       $372,494         1.41%(e)          6.30%          184%
     0.00            (.08)         (.59)           8.51           4.23         412,899         1.68(e)           6.38           208
     0.00            (.02)         (.59)           8.75          15.34         502,390         1.66(e)           6.77           285
     0.00            (.02)         (.60)           8.13          (6.14)        553,889         1.29(e)           6.77           438
     (.02)           0.00          (.69)           9.29          10.14         848,069         1.00              7.20           622
     0.00            0.00          (.81)           9.08           7.73         789,898         1.18              8.56           555
     0.00            0.00          (.87)           9.21          15.44         544,171         1.16              9.92           439
     0.00            0.00          (.87)           8.79          11.01         495,353         1.12             10.09           393
     0.00            0.00          (.97)           8.76          10.98         556,077         1.13             11.03           328
     0.00            0.00          (.98)           8.81           8.64         619,572         1.11             10.80           239
     0.00            0.00         (1.03)           9.03           3.49         682,650         1.15             10.79           211

    $(.03)          $0.00         $(.51)          $8.63           7.60%       $323,916         2.14%(e)          5.60%          184%
     0.00            (.07)         (.53)           8.51           3.46         477,196         2.37(e)           5.66           208
     0.00            (.02)         (.53)           8.75          14.48         737,593         2.37(e)           6.06           285
     0.00            (.02)         (.53)           8.13          (6.84)        921,418         2.00(e)           6.05           438
     (.02)           0.00          (.62)           9.29           9.38       1,454,303         1.70              6.47           622
     0.00            0.00          (.68)           9.08           7.81       1,153,957         1.67*             5.92*          555

    $(.03)          $0.00         $(.51)          $8.63           7.60%        $27,859         2.12%(e)          5.61%          184%
     0.00            (.07)         (.53)           8.51           3.46          35,355         2.38(e)           5.67           208
     0.00            (.02)         (.53)           8.75          14.46          45,558         2.35(e)           6.07           285
     0.00            (.02)         (.53)           8.13          (6.84)         58,338         1.97(e)           6.06           438
     (.01)           0.00          (.41)           9.29           4.34          91,724         1.67*             5.92*          622
    $0.00           $(.05)        $(.11)          $1.62           3.47%        $21,529         2.25%(d)          4.35%          N/A
     0.00            0.00          (.10)           1.67           6.98          44,890         2.10(d)           5.37           N/A
     0.00            (.10)         (.10)           1.66          (6.35)         55,778         1.97(d)           6.46           N/A
     0.00            (.03)         (.08)           1.88           3.27         103,310         1.70(d)           3.96           N/A
     0.00            0.00          (.07)           1.90           3.51         149,623         1.54 (d)          5.14           N/A
     0.00            0.00          (.09)           1.91           1.26         318,716         1.59(d)           7.21           N/A
     0.00            0.00          (.13)           1.98           6.08       1,059,222         1.85*(d)          7.29*          N/A


    $(.05)          $0.00         $(.61)          $7.59           6.20%       $434,273         1.28%(i)          6.54%          172%
     0.00            0.00          (.69)           7.73          13.23         386,545         1.29              7.85           208
     0.00            (.72)         (.72)           7.47          (5.74)        320,333         1.23              7.39           230
     0.00            (.61)         (.61)           8.71            .84         593,677         1.13              7.28           109
     0.00            0.00          (.60)           9.25           6.67         953,571         1.16              8.26           182
     0.00            0.00          (.74)           9.25            .49       1,596,903         1.10              9.00           133
     0.00            0.00          (.98)           9.94          10.91       2,199,393         1.09              9.64           146
     0.00            0.00         (1.08)           9.89          13.86       1,346,035         1.18             10.81           152
     0.00            0.00          (.53)           9.69           5.57         210,294         1.14*            10.83*           10

    $(.10)          $0.00         $(.55)          $7.59           5.42%        $86,785         1.99%(i)          5.83%          172%
     0.00            0.00          (.63)           7.73          12.34         273,109         2.00              7.14           208
     0.00            (.66)         (.66)           7.47          (6.50)        523,530         1.95              6.69           230
     0.00            (.55)         (.55)           8.71            .12       1,003,633         1.85              6.58           109
     0.00            0.00          (.53)           9.25           5.91       1,742,703         1.87              7.57           182
     0.00            0.00          (.67)           9.25           (.24)      2,966,071         1.81              8.28           133
     0.00            0.00          (.91)           9.94          10.11       3,754,003         1.81              8.87           146
     0.00            0.00          (.74)           9.89           9.07       1,950,330         1.86*             9.90*          152

    $(.10)          $0.00         $(.55)          $7.59           5.42%         $6,004         1.99%(i)          5.83%          172%
     0.00            0.00          (.63)           7.73          12.35          10,031         1.98              7.15           208
     0.00            (.66)         (.66)           7.47          (6.49)          3,416         1.92              6.66           230
     0.00            (.55)         (.55)           8.71            .12           8,136         1.83              6.50           109
     0.00            0.00          (.26)           9.25           3.66           5,538         1.82*             7.19*          182


    $(.20)          $0.00         $(.67)          $7.11           7.82%        $96,133         1.58%(i)          6.50%          173%
     0.00            0.00          (.67)           7.23          16.37          68,776         1.64(f)           8.40           215
     0.00            (.67)         (.67)           6.83          (6.47)         76,837         1.60(f)           8.56           400
     0.00            (.58)         (.67)           8.04          (2.64)         52,385         1.41(f)           7.17           605
     0.00            0.00          (.67)           8.94           9.01          82,977         1.94(f)           9.17(g)        200
     0.00            0.00          (.83)           8.85          (2.80)        141,526         2.53(f)          10.58(g)        239
     0.00            0.00          (.42)           9.91           3.68         143,594         2.81*(f)         10.17*(g)       121

    $(.18)          $0.00         $(.60)          $7.11           6.90%        $29,949         2.29%(i)          5.79%          173%
     0.00            0.00          (.60)           7.23          15.35          88,427         2.35(f)           7.69           215
     0.00            (.60)         (.60)           6.83          (7.31)        116,551         2.29(f)           7.53           400
     0.00            (.52)         (.60)           8.04          (3.35)        233,896         2.11(f)           6.44           605
     0.00            0.00          (.61)           8.94           8.25         431,186         2.64(f)           8.46(g)        200
     0.00            0.00          (.76)           8.85          (3.51)        701,465         3.24(f)           9.83(g)        239
     0.00            0.00          (.39)           9.91           3.36         662,981         3.53*(f)          9.40*(g)       121

    $(.19)          $0.00         $(.61)          $7.11           6.92%         $1,203         2.28%(i)          5.80%          173%
     0.00            0.00          (.61)           7.23          15.36           1,076         2.34(f)           7.62           215
     0.00            (.61)         (.61)           6.83          (7.29)            786         2.29(f)           7.55           400
     0.00            (.52)         (.61)           8.04          (3.34)          1,252         2.08(f)           6.10           605
     0.00            0.00          (.30)           8.94           5.54             718         2.44*(f)          7.17*(g)       200


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


11


                                      NET                             NET               NET
                                     ASSET                       REALIZED AND        INCREASE
                                     VALUE                        UNREALIZED       (DECREASE) IN    DIVIDENDS FROM    DISTRIBUTIONS
                                 BEGINNING OF   NET INVESTMENT  GAIN (LOSS) ON    NET ASSET VALUE   NET INVESTMENT      FROM NET
FISCAL YEAR OR PERIOD               PERIOD       INCOME (LOSS)    INVESTMENTS     FROM OPERATIONS       INCOME       REALIZED GAINS
---------------------            ------------   --------------  ---------------   ---------------   --------------   --------------
NORTH AMERICAN GOVERNMENT INCOME
CLASS A
Year Ended 11/30/97                 $ 8.01         $1.03(h)         $ (.05)            $ .98           $(..97)            $0.00
Year Ended 11/30/96                   6.75          1.09(h)           1.14              2.23             (.75)             0.00
Year Ended 11/30/95                   8.13          1.18(h)          (1.59)             (.41)            0.00              0.00
Year Ended 11/30/94                  10.35          1.02             (2.12)            (1.10)            (.91)             0.00
Year Ended 11/30/93                   9.70          1.09               .66              1.75            (1.09)             (.01)
3/27/92+ to 11/30/92                 10.00           .69              (.31)              .38             (.68)             0.00

CLASS B
Year Ended 11/30/97                 $ 8.01         $ .98(h)         $ (.07)            $ .91            $(.90)            $0.00
Year Ended 11/30/96                   6.75          1.04(h)           1.12              2.16             (.69)             0.00
Year Ended 11/30/95                   8.13          1.13(h)          (1.61)             (.48)            0.00              0.00
Year Ended 11/30/94                  10.35           .96             (2.13)            (1.17)            (.84)             0.00
Year Ended 11/30/93                   9.70          1.01               .67              1.68            (1.02)             (.01)
3/27/92+ to 11/30/92                 10.00           .64              (.31)              .33             (.63)             0.00

CLASS C
Year Ended 11/30/97                 $ 8.01         $ .98(h)         $ (.07)            $ .91            $(.90)            $0.00
Year Ended 11/30/96                   6.75          1.05(h)           1.11              2.76             (.69)             0.00
Year Ended 11/30/95                   8.13          1.13(h)          (1.61)             (.48)            0.00              0.00
Year Ended 11/30/94                  10.34           .96             (2.12)            (1.16)            (.84)             0.00
5/3/93++ to 11/30/93                 10.04           .58               .30               .88             (.58)             0.00

GLOBAL DOLLAR GOVERNMENT
CLASS A
Year Ended 8/31/97                  $10.01         $ .88(h)         $ 1.85             $2.73            $(.95)           $(1.15)
Year Ended 8/31/96                    8.02           .84              2.10              2.94             (.95)             0.00
Year Ended 8/31/95                    9.14           .86             (1.10)             (.24)            (.88)             0.00
2/25/94+ to 8/31/94                  10.00           .45              (.86)             (.41)            (.45)             0.00

CLASS B
Year Ended 8/31/97                  $10.01         $ .81(h)         $ 1.84             $2.65            $(.87)           $(1.15)
Year Ended 8/31/96                    8.02           .78              2.08              2.86             (.87)             0.00
Year Ended 8/31/95                    9.14           .80             (1.11)             (.31)            (.81)             0.00
2/25/94+ to 8/31/94                  10.00           .42              (.86)             (.44)            (.42)             0.00

CLASS C
Year Ended 8/31/97                  $10.01         $ .82(h)         $ 1.84             $2.66            $(.88)           $(1.15)
Year Ended 8/31/96                    8.02           .77              2.10              2.87             (.88)             0.00
Year Ended 8/31/95                    9.14           .79             (1.10)             (.31)            (.81)             0.00
2/25/94+ to 8/31/94                  10.00           .42              (.86)             (.44)            (.42)             0.00

GLOBAL STRATEGIC INCOME
CLASS A
Year Ended 10/31/97                 $10.83         $ .74(h)         $ 1.02             $1.76            $(.75)            $(.10)
1/9/96+ to 10/31/96                  10.00           .69(h)            .95              1.64             (.81)             0.00

CLASS B
Year Ended 10/31/97                 $10.83         $ .66(h)         $ 1.03             $1.69            $(.67)            $(.10)
3/25/96++ to 10/31/96                 9.97           .41(h)           1.01              1.42             (.56)             0.00

CLASS C
Year Ended 10/31/97                 $10.83         $ .66(h)         $ 1.03             $1.69            $(.67)            $(.10)
3/25/96++ to 10/31/96                 9.97           .39(h)           1.03              1.42             (.56)             0.00

CORPORATE BOND
CLASS A
Year Ended 6/30/97                  $13.29         $1.15(h)         $  .97             $2.12           $(1.22)            $0.00
Year Ended 6/30/96                   12.92          1.26               .27              1.53            (1.16)             0.00
Year Ended 6/30/95                   12.51          1.19               .36              1.55            (1.14)             0.00
Year Ended 6/30/94                   14.15          1.11             (1.36)             (.25)           (1.11)             (.25)
Year Ended 6/30/93                   12.01          1.25              2.13              3.38            (1.24)             0.00
Year Ended 6/30/92                   11.21          1.06               .82              1.88            (1.08)             0.00
Year Ended 6/30/91                   11.39          1.11              (.06)             1.05            (1.23)             0.00
Year Ended 6/30/90                   12.15          1.24              (.86)              .38            (1.14)             0.00
Year Ended 6/30/89                   11.82          1.12               .32              1.44            (1.11)             0.00
Year Ended 6/30/88                   12.24          1.10              (.38)              .72            (1.14)             0.00
Nine Months Ended 6/30/87            12.25           .86              (.06)              .80             (.81)             0.00
Year Ended 9/30/86                   11.52          1.20               .73              1.93            (1.20)             0.00

CLASS B
Year Ended 6/30/97                  $13.29         $1.05(h)         $  .98             $2.03           $(1.13)            $0.00
Year Ended 6/30/96                   12.92          1.15               .29              1.44            (1.07)             0.00
Year Ended 6/30/95                   12.50          1.11               .36              1.47            (1.05)             0.00
Year Ended 6/30/94                   14.15          1.02             (1.37)             (.35)           (1.04)             (.25)
1/8/93++ to 6/30/93                  12.47           .49              1.69              2.18             (.50)             0.00

CLASS C
Year Ended 6/30/97                  $13.29         $1.04(h)         $  .99             $2.03           $(1.13)            $0.00
Year Ended 6/30/96                   12.93          1.14               .29              1.43            (1.07)             0.00
Year Ended 6/30/95                   12.50          1.10               .38              1.48            (1.05)             0.00
Year Ended 6/30/94                   14.15          1.02             (1.37)             (.35)           (1.05)             (.25)
5/3/93++ to 6/30/93                  13.63           .16               .53               .69             (.17)             0.00

HIGH YIELD
CLASS A
4/22/97+ to 8/31/97                 $10.00         $ .37(h)         $ 1.15             $1.52            $(.35)            $0.00

CLASS B
4/22/97+ to 8/31/97                 $10.00         $ .31(h)         $ 1.19             $1.50            $(.33)            $0.00

CLASS C
4/22/97+ to 8/31/97                 $10.00         $ .32(h)         $ 1.18             $1.50            $(.33)            $0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


12


 DISTRIBUTIONS                                                   TOTAL        NET ASSETS                    RATIO OF NET
   IN EXCESS                       TOTAL                      INVESTMENT       AT END OF         RATIO       INVESTMENT
     OF NET         RETURN       DIVIDENDS      NET ASSET       RETURN          PERIOD       OF EXPENSES    INCOME (LOSS)  PORTFOLIO
   INVESTMENT         OF            AND         VALUE END    BASED ON NET       (000'S        TO AVERAGE     TO AVERAGE     TURNOVER
     INCOME        CAPITAL     DISTRIBUTIONS    OF PERIOD   ASSET VALUE (B)    OMITTED)       NET ASSETS     NET ASSETS       RATE
 -------------   ------------  --------------  -----------  ---------------  -----------   ---------------  -------------  ---------

    $0.00           $0.00        $ (.97)         $ 8.02          12.85%      $  511,749        2.15%(f)         12.78%          118%
     0.00            (.22)         (.97)           8.01          35.22          385,784        2.34(f)          14.82           166
     0.00            (.97)         (.97)           6.75          (3.59)         252,608        2.62(f)          18.09           180
     0.00            (.21)        (1.12)           8.13         (11.32)         303,538        1.70(f)          11.22           131
     0.00            0.00         (1.10)          10.35          18.99          268,233        1.61(f)          10.77           254
     0.00            0.00          (.68)           9.70           3.49           61,702        2.45*(d)(f)      10.93*           86

    $0.00           $0.00        $ (.90)         $ 8.02          11.88%      $1,378,407        2.86%(f)         12.15%          118%
     0.00            (.21)         (.90)           8.01          33.96        1,329,719        3.05(f)          14.20           166
     0.00            (.90)         (.90)           6.75          (4.63)       1,123,074        3.33(f)          17.31           180
     0.00            (.21)        (1.05)           8.13         (11.89)       1,639,602        2.41(f)          10.53           131
     0.00            0.00         (1.03)          10.35          18.15        1,313,591        2.31(f)          10.01           254
     0.00            0.00          (.63)           9.70           3.30          216,317        3.13*(d)(f)      10.16*           86

    $0.00           $0.00        $ (.90)         $ 8.02          11.88%      $  283,483        2.85%(f)         12.14%          118%
     0.00            (.21)         (.90)           8.01          33.96          250,676        3.04(f)          14.22           166
     0.00            (.90)         (.90)           6.75          (4.63)         219,009        3.33(f)          17.32           180
     0.00            (.21)        (1.05)           8.13         (11.89)         369,714        2.39(f)          10.46           131
     0.00            0.00          (.58)          10.34           9.00          310,230        2.21*(f)          9.74*          254


    $0.00           $0.00        $(2.10)         $10.64          30.04%      $   37,416        1.55%             8.49%          314%
     0.00            0.00          (.95)          10.01          38.47           23,253        1.65              9.23           315
     0.00            0.00          (.88)           8.02          (1.48)          12,020        1.93             11.25           301
     0.00            0.00          (.45)           9.14          (3.77)          10,995         .75*(d)          9.82*          100

    $0.00           $0.00        $(2.02)         $10.64          29.14%      $   93,377        2.26%             7.81%          314%
     0.00            0.00          (.87)          10.01          37.36           84,295        2.37              8.57           315
     0.00            0.00          (.81)           8.02          (2.40)          62,406        2.64             10.52           301
     0.00            0.00          (.42)           9.14          (4.17)          47,030        1.45*(d)          9.11*          100

    $0.00           $0.00        $(2.03)         $10.64          29.17%      $   25,130        2.25%             7.82%          314%
     0.00            0.00          (.88)          10.01          37.40           14,511        2.35              8.52           315
     0.00            0.00          (.81)           8.02          (2.36)           9,330        2.63             10.46           301
     0.00            0.00          (.42)           9.14          (4.16)          10,404        1.45*(d)          9.05*          100


    $(.28)          $0.00        $(1.13)         $11.46          16.83%      $   12,954        1.90%(d)          6.56%          417%
     0.00            0.00          (.81)          10.83          17.31            2,295        1.90*(d)          8.36*          282

    $(.29)          $0.00        $(1.06)         $11.46          16.12%      $   18,855        2.60%(d)          5.86%          417%
     0.00            0.00          (.56)          10.83          14.47              800        2.60*(d)          7.26*          282

    $(.29)          $0.00        $(1.06)         $11.46          16.12%      $    4,388        2.60%(d)          5.86%          417%
     0.00            0.00          (.56)          10.83          14.47              750        2.60*(d)          7.03*          282


    $0.00           $0.00        $(1.22)         $14.19          16.59%      $  370,845        1.12%             8.34%          307%
     0.00            0.00         (1.16)          13.29          12.14          277,369        1.20              9.46           389
     0.00            0.00         (1.14)          12.92          13.26          230,750        1.24              9.70           387
     (.03)           0.00         (1.39)          12.51          (2.58)         219,182        1.30              7.76           372
     0.00            0.00         (1.24)          14.15          29.62          216,171        1.39              9.29           579
     0.00            0.00         (1.08)          12.01          17.43           60,356        1.48              8.98           610
     0.00            0.00         (1.23)          11.21           9.71           62,268        1.44              9.84           357
     0.00            0.00         (1.14)          11.39           3.27           68,049        1.51             10.70           480
     0.00            0.00         (1.11)          12.15          12.99           52,381        1.84              9.53           104
     0.00            0.00         (1.14)          11.82           6.24           37,587        1.81              9.24            98
     0.00            0.00          (.81)          12.24           7.32           41,072        1.27              9.17            95
     0.00            0.00         (1.20)          12.25          17.19           45,178        1.08              9.80           240

    $0.00           $0.00        $(1.13)         $14.19          15.80%      $  480,326        1.82%             7.62%          307%
     0.00            0.00         (1.07)          13.29          11.38          338,152        1.90              8.75           389
     0.00            0.00         (1.05)          12.92          12.54          241,393        1.99              9.07           387
     (.01)           0.00         (1.30)          12.50          (3.27)         184,129        2.00              7.03           372
     0.00            0.00          (.50)          14.15          17.75           55,508        2.10*             7.18*          579

    $0.00           $0.00        $(1.13)         $14.19          15.80%      $  174,762        1.82%             7.61%          307%
     0.00            0.00         (1.07)          13.29          11.30           83,095        1.90              8.74           389
     0.00            0.00         (1.05)          12.93          12.62           51,028        1.84              8.95           387
     0.00            0.00         (1.30)          12.50          (3.27)          50,860        1.99              6.98           372
     0.00            0.00          (.17)          14.15           5.08            5,115        2.05*             5.51*          579


    $0.00           $0.00        $ (.35)         $11.17          15.33%      $    5,889        1.70%*(d)         8.04%*          73%

    $0.00           $0.00        $ (.33)         $11.17          15.07%      $   43,297        2.40*(d)          7.19*           73%

    $0.00           $0.00        $ (.33)         $11.17          15.07%      $    7,575        2.40*(d)          7.24*           73%


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


13


#    PRIOR TO JULY 22, 1993, EQUITABLE CAPITAL MANAGEMENT CORPORATION
("EQUITABLE") SERVED AS THE INVESTMENT ADVISER TO THE ALLIANCE PORTFOLIOS (THE "TRUST"), OF WHICH SHORT-TERM U.S. GOVERNMENT IS A SERIES. ON JULY 22, 1993, ALLIANCE ACQUIRED THE BUSINESS AND SUBSTANTIALLY ALL OF THE ASSETS OF EQUITABLE AND BECAME INVESTMENT ADVISER TO THE TRUST.

+    COMMENCEMENT OF OPERATIONS.

++   COMMENCEMENT OF DISTRIBUTION.

*    ANNUALIZED.

**   REFLECTS NEWLY ADOPTED FISCAL YEAR END.

(A) INCLUDES WITH RESPECT TO SHORT-TERM U.S. GOVERNMENT A RETURN OF CAPITAL FOR THE YEAR ENDED APRIL 30, 1994 OF $(0.08) FOR CLASS A, $(0.08) FOR CLASS B AND $(0.05) FOR CLASS C AND FOR THE PERIOD ENDED AUGUST 31, 1994 OF $(0.03) FOR CLASS A AND $(0.02) FOR CLASS B AND CLASS C.

(B) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AT THE NET ASSET VALUE DURING THE PERIOD, AND A REDEMPTION ON THE LAST DAY OF THE PERIOD. INITIAL SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE IS NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURNS CALCULATED FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(C) "TOTAL DIVIDENDS AND DISTRIBUTIONS" INCLUDES DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME AND RETURN OF CAPITAL. SHORT-TERM U.S. GOVERNMENT HAD DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME, FOR THE YEAR ENDED APRIL 30, 1994, WITH RESPECT TO CLASS A SHARES OF $(.01); WITH RESPECT TO CLASS B SHARES, $(.01); AND WITH RESPECT TO CLASS C SHARES, $(.01).

(D) NET OF EXPENSES ASSUMED AND/OR WAIVED/REIMBURSED. IF SHORT-TERM U.S. GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.20% (ANNUALIZED) FOR 1993, 2.17% FOR THE YEAR ENDED APRIL 30, 1994, 2.95% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 3.71% FOR THE YEAR ENDED AUGUST 31, 1995, 3.04% FOR THE YEAR ENDED AUGUST 31, 1996 AND 2.42% FOR THE YEAR ENDED AUGUST 31, 1997; WITH RESPECT TO CLASS B SHARES, 4.81% (ANNUALIZED) FOR 1993, 3.21% FOR THE YEAR ENDED APRIL 30, 1994, 3.60% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 4.33% FOR THE YEAR ENDED AUGUST 31, 1995, 3.74% FOR THE YEAR ENDED AUGUST 31, 1996 AND 3.10% FOR THE YEAR ENDED AUGUST 31, 1997; WITH RESPECT TO CLASS C SHARES, 3.10% (ANNUALIZED) FOR THE YEAR ENDED APRIL 30, 1994, 3.64% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994 (ANNUALIZED), 4.23% FOR THE YEAR ENDED AUGUST 31, 1995, 3.72% FOR THE YEAR ENDED AUGUST 31, 1996 AND 3.10% FOR THE YEAR ENDED AUGUST 31, 1997. IF LIMITED MATURITY GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.55% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 2.28% (ANNUALIZED) FOR 1992. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR LIMITED MATURITY GOVERNMENT WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 6.47% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 5.86% (ANNUALIZED) FOR 1992. IF WORLD INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN 1.87% FOR 1992, 1.92% FOR 1993, 2.08% FOR 1994, 2.35% FOR 1995, 2.48% FOR
1996 AND 2.63% FOR 1997. IF NORTH AMERICAN GOVERNMENT INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.49% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 3.16% (ANNUALIZED) FOR 1992. IF GLOBAL DOLLAR GOVERNMENT HAD BORNE ALL EXPENSES FOR THE PERIOD FEBRUARY 25, 1994 TO AUGUST 31, 1994, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.91% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 2.63% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 2.59% (ANNUALIZED). IF GLOBAL STRATEGIC INCOME HAD BORNE ALL EXPENSES FOR THE RESPECTIVE PERIODS JANUARY 9, 1996 TO OCTOBER 31, 1996 AND ITS FISCAL YEAR ENDED IN 1997, THE EXPENSE RATIO WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 19.20% (ANNUALIZED) AND 4.06% RESPECTIVELY; WITH RESPECT TO CLASS B SHARES, 19.57% (ANNUALIZED) AND 4.76% RESPECTIVELY; AND WITH RESPECT TO
CLASS C SHARES, 19.49% (ANNUALIZED), AND 4.77% RESPECTIVELY. IF HIGH YIELD HAD BORNE ALL EXPENSES FOR THE PERIOD APRIL 22, 1997 TO AUGUST 31, 1997, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 3.11% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 3.85% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 3.84% (ANNUALIZED).

(E) IF SHORT-TERM U.S. GOVERNMENT HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.40% FOR 1996 AND 1997; WITH RESPECT TO CLASS B SHARES, 2.10% FOR 1996 AND 1997; AND WITH RESPECT TO CLASS C SHARES, 2.10% FOR 1996 AND 1997. IF LIMITED MATURITY GOVERNMENT HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.42% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.20% FOR 1994, 1.41% FOR 1995,
1.58% FOR 1996, AND 1.65% FOR 1997; WITH RESPECT TO CLASS B SHARES, 2.10% (ANNUALIZED) FOR 1992, 2.07% FOR 1993, 1.91% FOR 1994, 2.11% FOR 1995, 2.30%
FOR 1996 AND 2.39% FOR 1997; WITH RESPECT TO CLASS C SHARES, 1.58% (ANNUALIZED), FOR 1993, 1.89% FOR 1994, 2.10% FOR 1995, 2.29% FOR 1996 AND
2.37% FOR 1997. IF MORTGAGE SECURITIES INCOME FUND HAD NOT BORNE INTEREST EXPENSE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES .97% FOR 1994, 1.03% FOR 1995, 1.03% FOR 1996 AND 1.07% FOR 1997; WITH RESPECT TO CLASS B SHARES, 1.68% FOR 1994, 1.74% FOR 1995, 1.74% FOR 1996 AND 1.78% FOR 1997; WITH RESPECT TO CLASS C SHARES 1.69% FOR 1994, 1.73% FOR 1995, 1.73% FOR 1996, AND 1.77% FOR 1997.

(F) INCLUDES INTEREST EXPENSES. IF MULTI-MARKET STRATEGY HAD NOT BORNE INTEREST EXPENSES OR LOAN FEES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.33% (ANNUALIZED) FOR 1991, 1.33% FOR 1992, 1.40% FOR 1993, 1.30% FOR 1994, 1.55% FOR 1995, AND 1.60% FOR
1996; WITH RESPECT TO CLASS B SHARES, 2.05% (ANNUALIZED) FOR 1991, 2.05% FOR 1992, 2.11% FOR 1993, 2.01% FOR 1994, 2.22% FOR 1995, AND 2.31% FOR 1996; WITH
RESPECT TO CLASS C SHARES, 2.11% (ANNUALIZED) FOR 1993, 1.99% FOR 1994, 2.24% FOR 1995, AND 2.30% FOR 1996. IF NORTH AMERICAN GOVERNMENT INCOME HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES (NET OF INTEREST EXPENSES) TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.66% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.37% FOR 1994, 1.51% FOR 1995, 1.41% FOR 1996 AND
1.38% FOR 1997; WITH RESPECT TO CLASS B SHARES, 2.35% (ANNUALIZED) FOR 1992, 2.04% FOR 1993, 2.07% FOR 1994, 2.22% FOR 1995, 2.12% FOR 1996 AND 2.09% FOR
1997; AND WITH RESPECT TO CLASS C SHARES, 2.04% (ANNUALIZED) FOR 1993, 2.06% FOR 1994, 2.21% FOR 1995, 2.12% FOR 1996, AND 2.08% FOR 1997.

(G) INCLUDES LOAN FEES. IF MULTI-MARKET STRATEGY HAD NOT INCURRED LOAN FEES, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 11.65% (ANNUALIZED) FOR 1991, 11.78% FOR 1992 AND 9.73% FOR 1993; WITH RESPECT TO CLASS B SHARES, 10.88% (ANNUALIZED) FOR 1991, 11.02% FOR 1992 AND 8.99% FOR 1993; AND WITH RESPECT TO CLASS C SHARES, 7.50% (ANNUALIZED) FOR 1993.

(H)  BASED ON AVERAGE SHARES OUTSTANDING.

(I) AMOUNTS DO NOT REFLECT THE IMPACT OF EXPENSE OFFSET ARRANGEMENT WITH THE TRANSFER AGENT. TAKING INTO ACCOUNT SUCH EXPENSE OFFSET ARRANGEMENTS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS, ABSENT THE ASSUMPTION AND/OR WAIVER/REIMBURSEMENT OF EXPENSES FOR SHORT-TERM MULTI-MARKET THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES 1.27% FOR 1997, WITH RESPECT TO CLASS B SHARES 1.98% FOR 1997 AND WITH RESPECT TO CLASS C SHARES 1.98% FOR 1997. FOR MULTI-MARKET STRATEGY THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES 1.57% FOR 1997, WITH RESPECT TO CLASS B 2.28% FOR 1997 AND WITH RESPECT TO CLASS C 2.27% FOR 1997.


14



                                   GLOSSARY
_______________________________________________________________________________

The following terms are frequently used in this Prospectus. Many of these terms are explained in greater detail under "Description of the Funds-Additional Investment Practices" and in Appendix A.

BONDS are fixed, floating and variable rate debt obligations.

DEBT SECURITIES are bonds, debentures, notes, bills and repurchase agreements.

FIXED-INCOME SECURITIES are debt securities, convertible securities and preferred stocks and include floating rate and variable rate instruments. Fixed-income securities may be rated (or if unrated, for purposes of the Funds' investment policies may be determined by Alliance to be of equivalent quality to those rated) TRIPLE-A (Aaa or AAA), HIGH QUALITY (Aa or AA or above), HIGH GRADE (A or above) or INVESTMENT GRADE (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P, or, to take another example, Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

EQUITY SECURITIES are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.

CONVERTIBLE SECURITIES are bonds, debentures, corporate notes and preferred stocks that are convertible into common and preferred stock.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency itself. The first category includes U.S. TREASURY SECURITIES (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA (see below). U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC (see below).

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related and private organizations. These securities include:

   ARMS, which are adjustable-rate mortgage securities;

   SMRS, which are stripped mortgage-related securities;

   CMOS, which are collateralized mortgage obligations;

   GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association;

   FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association; and

   FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation.


INTEREST-ONLY or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO class, which class receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

LIBOR is the London Interbank Offered Rate.

NRSRO is a nationally recognized securities rating organization.

MOODY'S is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

DUFF & PHELPS is Duff & Phelps Credit Rating Co.

FITCH is Fitch IBCA, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch or Duff 1 by Duff & Phelps. HIGHER QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch or Duff 2 by Duff & Phelps.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES ACT").

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.


15



                           DESCRIPTION OF THE FUNDS
_______________________________________________________________________________

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

U.S. GOVERNMENT FUNDS
The U.S. Government Funds are diversified investment companies that have been designed to offer investors high current income consistent with preservation of capital by investing primarily in U.S. Government securities.

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
Alliance Short-Term U.S. Government Fund ("Short-Term U.S. Government") seeks high current income consistent with preservation of capital by investing primarily in a portfolio of U.S. Government securities. Under normal circumstances, the Fund maintains an average dollar-weighted portfolio maturity of not more than three years and invests at least 65% of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities. In periods of rising interest rates the Fund may, to the extent it invests in mortgage-related securities, be subject to the risk that its average dollar-weighted portfolio maturity may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices-Mortgage-Related Securities." The Fund's investment objective is not fundamental.

In addition to investing in U.S. Government securities, the Fund may invest a portion of its assets in securities of non-governmental issuers. Although these investments will be of high quality at the time of purchase, they generally involve higher levels of credit risk than do U.S. Government securities, as well as the risk (present with all fixed-income securities) of fluctuations in value as interest rates change. The Fund will not be obligated to dispose of any security whose credit quality falls below high quality.

The Fund may also (i) invest in certain SMRS, (ii) invest in variable, floating and inverse floating rate instruments, (iii) make short sales "against the box," (iv) enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) enter into reverse repurchase agreements, (vi) purchase and sell futures contracts for hedging purposes, (vii) purchase and sell call and put options on futures contracts or on securities, for hedging purposes or to earn additional income, (viii) make secured loans of portfolio securities, (ix) enter into repurchase agreements, and (x) purchase securities for future delivery. The Fund may not invest more than 5% of its total assets in securities the disposition of which is restricted under Federal securities laws (excluding, to the extent permitted by applicable law, Rule 144A securities). For additional information on the use, risks and costs of these practices, see "Additional Investment Practices."

U.S. GOVERNMENT PORTFOLIO
U.S. Government Portfolio ("U.S. Government") seeks as high a level of current income as is consistent with safety of principal. As a matter of fundamental policy, the Fund pursues its objective by investing solely in U.S. Government securities that are backed by the full faith and credit of the U.S. Government. These include U.S. Treasury securities, including zero coupon Treasury securities, and GNMA certificates, including certain SMRS and variable and floating rate instruments. The average weighted maturity of the Fund's portfolio of U.S. Government securities is expected to vary between one year or less and 30 years. For additional information on the use, risks and cost of these practices, see "Additional Investment Practices." The Fund's investment objective is not fundamental.

Counsel to the Fund has advised the Fund that, in their view, shares of the Fund are a legal investment for, among other investors, (i) savings and loan associations and commercial banks chartered under the laws of the United States, (ii) savings and loan associations chartered under the laws of Arkansas, California, Colorado, Connecticut*, Delaware, Florida, Hawaii*, Illinois, Indiana, Kansas, Louisiana, Maine, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, South Carolina, South Dakota*, Texas, Utah and Virginia, (iii) credit unions chartered under the laws of California, Florida*, Georgia, Illinois, Kentucky, Maine, Maryland*, Nevada*, New Hampshire, Ohio*, Oregon*, Pennsylvania*, South Carolina, Utah, Washington and West Virginia, and (iv) commercial banks chartered under the laws of Alabama, Alaska, Arizona, California, Colorado, Connecticut*, Delaware, Florida, Georgia, Hawaii*, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina*, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia and Wyoming. Institutions in the asterisked(*) states should obtain prior state regulatory approval before investing in shares of the Fund. In addition, the Fund believes that it is currently a legal investment for savings and loan associations, credit unions and commercial banks chartered under the laws of certain other states.

ALLIANCE LIMITED MATURITY GOVERNMENT FUND
Alliance Limited Maturity Government Fund, Inc. ("Limited Maturity Government") seeks the highest level of current income, consistent with low volatility of net asset value. As a matter of fundamental policy, the Fund normally has at least 65% of the value of its total assets invested in U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government


16


securities. For a description of these securities, see "Additional Investment Practices."

In pursuing its investment objective and policies, the Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the Fund's portfolio. At all times, however, each security held by the Fund has either a remaining maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Fund believes that because of the nature of its assets, it is not exposed to any material risk of loss as a result of default on its portfolio securities. The Fund is, however, exposed to the risk that the prices of such securities will fluctuate, in some cases significantly, as interest rates change.

The Fund may invest up to 35% of its total assets in (i) high quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities, (ii) Treasury securities issued by private corporate issuers, (iii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of domestic and foreign banks having total assets of more than $1 billion, (iv) higher quality commercial paper or, if not rated, issued by companies that have high quality debt issues outstanding and
(v) high quality debt securities of corporate issuers.

The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts, (ii) enter into forward commitments for the purchase or sale of securities, (iii) enter into interest rate swaps, caps and floors, (iv) invest in Eurodollar instruments, (v) purchase and write put and call options on foreign currencies, (vi) invest in variable, floating and inverse floating rate instruments, (vii) enter into repurchase agreements pertaining to the types of securities in which it invests, (viii) use reverse repurchase agreements and dollar rolls and (ix) make secured loans of its portfolio securities. For additional information on the use, risks and costs of these investment practices, see "Additional Investment Practices."

The Fund may invest up to 15% of the value of its total assets in debt securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers, provided that such foreign debt securities are of high quality. The percentage of the Fund's assets invested in foreign debt securities will vary and its portfolio of foreign debt securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. See "Risk Considerations-Foreign Investment."


MORTGAGE FUND

ALLIANCE MORTGAGE SECURITIES INCOME FUND
Alliance Mortgage Securities Income Fund, Inc. ("Mortgage Securities Income") is a diversified investment company that seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of mortgage-related securities, including CMOs, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.

The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in such new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities. See "Risk Considerations-Securities Ratings" and "-Investment in Lower-Rated Fixed-Income Securities." The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund may invest up to 35% of the value of its total assets in (i) U.S. Government securities, (ii) qualifying bank deposits, (iii) prime commercial paper or, if not rated, issued by companies which have an outstanding high quality debt issue, (iv) high grade debt securities secured by mortgages on commercial real estate or residential rental properties, and (v) high grade asset-backed securities.

The Fund may also (i) invest in repurchase agreements pertaining to the types of securities in which it invests, (ii) enter into forward commitments for the purchase or sale of securities, (iii) purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest for hedging purposes, (iv) enter into interest rate swaps, caps and floors, (v) enter into interest rate futures contracts, (vi) invest in variable floating and inverse floating rate instruments, and (vii) lend portfolio securities. The Fund will not invest in illiquid securities if, as a result, more than 10% of its total assets would be illiquid. For additional information on the use, risk and costs of these practices, see "Additional Investment Practices."


MULTI-MARKET FUNDS

The Multi-Market Funds are non-diversified investment companies that have been designed to offer investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.


17



ALLIANCE WORLD INCOME TRUST

ALLIANCE SHORT-TERM MULTI-MARKET TRUST

ALLIANCE MULTI-MARKET STRATEGY TRUST
Alliance World Income Trust, Inc. ("World Income"), Alliance Short-Term Multi-Market Trust, Inc. ("Short-Term Multi-Market") and Alliance Multi-Market Strategy Trust, Inc. ("Multi-Market Strategy") each seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high quality debt securities having remaining maturities of not more than, with respect to WORLD INCOME, one year, with respect to SHORT-TERM MULTI-MARKET, three years, and with respect to MULTI-MARKET STRATEGY, five years. Each Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Multi-Market Funds seek investment opportunities in foreign, as well as domestic, securities markets. WORLD INCOME, which is not a money market fund, will maintain at least 35% of its net assets in U.S. Dollar-denominated securities. SHORT-TERM MULTI-MARKET will normally maintain a substantial portion of its assets in debt securities denominated in foreign currencies, but will invest at least 25% of its net assets in U.S. Dollar-denominated securities. MULTI-MARKET STRATEGY normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies.

In pursuing their investment objectives, the Multi-Market Funds seek to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of these Funds' portfolios consists of money market instruments. Alliance actively manages the Multi-Market Funds' portfolios in accordance with a multi-market investment strategy, allocating a Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts each Multi-Market Fund's exposure to each currency such that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio. None of the Multi-Market Funds invests more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Additional Investment Practices-Forward Foreign Currency Exchange Contracts"), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of a Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to a Fund than a contract to sell the currency in which the position being hedged is denominated. It is Alliance's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if Alliance is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.

Each Multi-Market Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Pound, Italian Lira, Japanese Yen, Mexican Peso, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark.

An issuer of debt securities purchased by a Multi-Market Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Funds may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency. In this regard, as of the date of this Prospectus each Fund has invested in U.S. Dollar denominated securities issued by Mexican issuers and/or Peso-linked securities. The value of these investments may fluctuate inversely in correlation with changes in the Peso-U.S. Dollar exchange rate and with the general level of interest rates in Mexico. For a general description of Mexico, see Appendix B and each Multi-Market Fund's Statement of Additional Information.

Each Multi-Market Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Union, a fifteen-nation organization engaged in cooperative economic activities. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

Each Multi-Market Fund may invest in debt securities issued by supranational organizations including the World Bank, which was chartered to finance development projects in developing member countries; the European Union; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian


18



Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Each Multi-Market Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality, and WORLD INCOME will invest 65% (and normally substantially all) of its total assets in high quality income-producing debt securities. Accordingly, the Multi-Market Funds' portfolio securities will consist of (i) U.S. Government securities, (ii) high quality foreign government securities, (iii) obligations issued by supranational entities and corporate debt securities having a triple-A rating, with respect to WORLD INCOME, or a high quality rating, with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $1 billion, with respect to WORLD INCOME, or $500 million, with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, and determined by Alliance to be of high quality, and (v) prime commercial paper or unrated commercial paper determined by Alliance to be of equivalent quality and issued by U.S. or foreign companies having outstanding: in the case of WORLD INCOME, triple-A debt securities; in the case of MULTI-MARKET STRATEGY, high quality debt securities; and in the case of SHORT-TERM MULTI-MARKET, high grade debt securities.

As a matter of fundamental policy, each Multi-Market Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-banks) in accordance with the policies set forth with respect to the Funds in "Additional Investment Practices-Repurchase Agreements." See "Risk Considerations-Investment in the Banking Industry."

Each Multi-Market Fund may also (i) invest in indexed commercial paper, (ii) enter into futures contracts and purchase and write options on futures contracts, (iii) purchase and write put and call options on foreign currencies,
(iv) purchase or sell forward foreign currency exchange contracts, (v) with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, enter into interest rate swaps, caps and floors, (vi) invest in variable, floating and inverse floating rate instruments, (vii) make secured loans of its portfolio securities, and (viii) enter into repurchase agreements. A Multi-Market Fund will not invest in illiquid securities if, as a result, more than 10% of its assets would be so invested. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." MULTI-MARKET STRATEGY maintains borrowings of approximately 25% of its total assets less liabilities (other than the amount borrowed). See "Risk Considerations-Effects of Borrowing."

GLOBAL BOND FUNDS
The Global Bond Funds are non-diversified investment companies that have been designed to offer investors a high level of current income through investments primarily in foreign government securities.

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
Alliance North American Government Income Trust, Inc. ("North American Government Income") seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ("Government securities"). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities"). The Fund expects that it will not retain a debt security which is down graded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. There may be circumstances, however, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, under which the Fund, after considering all the circumstances, would conclude that it is in the best interests of the shareholders to retain its holdings in securities of that issuer. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. See, however, Appendix B and the Fund's Statement of Additional Information with respect to the current state of the Mexican economy.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. The Fund invests at least, and normally substantially more than, 65% of its total assets in Government securities. To the extent that its assets are not invested in Government securities, however, the Fund may invest the


19



balance of its total assets in investment grade debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, except that the Fund may invest up to 25% of its total assets in Argentine Government securities. The Fund will normally invest at least 65% of its total assets in income-producing securities. For a general description of Canada, Mexico and Argentina, see Appendix B and the Fund's Statement of Additional Information.

Canadian Government securities include the sovereign debt of Canada or any of its provinces and Government of Canada bonds and Government of Canada Treasury bills. Government of Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Government of Canada bonds frequently consists of several different bonds with maturities ranging from one to 25 years.

All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Many Canadian municipalities, municipal financial authorities and Crown corporations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

Canadian Government securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program established under the National Housing Act of Canada. Certificates issued pursuant to this program benefit from the guarantee of the Canada Mortgage and Housing Corporation, a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee is an unconditional obligation of the Government of Canada in most circumstances (similar to that of GNMA in the United States).

Mexican Government securities denominated and payable in the Mexican Peso include (i) Cetes, which are book-entry securities sold directly by the Mexican Government on a discount basis and with maturities that range from seven to 364 days, (ii) Bonds, which are long-term development bonds issued directly by the Mexican Government with a minimum term of 364 days, and (iii) Ajustabonos, which are adjustable-rate bonds with a minimum three-year term issued directly by the Mexican Government with the face amount adjusted each quarter by the quarterly inflation rate.

The Fund may invest up to 25% of its total assets in Argentine Government securities that are denominated and payable in the Argentine Peso. Argentine Government securities include (i) Bonos del Tesoro ("BOTE"), which are obligations of the Argentine Treasury, and (ii) Bonos de Consolidacion Economica ("BOCON"), which are economic consolidation bonds issued directly by the Argentine Government with maturities of up to ten years. Although not all Argentine Government securities are rated investment grade quality by S&P, Moody's, Duff & Phelps or Fitch, Alliance believes that there are unrated Argentine Government securities that are of investment grade quality.

The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts for hedging purposes, (ii) purchase and write put and call options on foreign currencies, (iii) purchase or sell forward foreign currency exchange contracts, (iv) write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) invest in variable, floating and inverse floating rate instruments, (viii) make secured loans of its portfolio securities, and (ix) enter into repurchase agreements. The Fund will not invest in illiquid securities if, as a result, 10% of its net assets would be so invested. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." The Fund also maintains borrowings of approximately one-third of its total assets less liabilities (other than the amount borrowed). See "Risk Considerations-Effects of Borrowing."

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
Alliance Global Dollar Government Fund, Inc. ("Global Dollar Government") seeks primarily a high level of current income, and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations of a type customarily referred to as "Brady Bonds" that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon U.S. Government securities ("collateralized Brady Bonds"). See "Additional Investment Practices-Brady Bonds" and "Risk Considerations-Sovereign Debt Obligations." The Fund may also invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. See "Risk Considerations-U.S. Corporate Fixed-Income Securities." The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects that, based upon current market conditions, the Fund's portfolio of U.S. fixed-income securities will have an average maturity range of approximately nine to 15 years and the Fund's portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25


20


years. Alliance anticipates that the Fund's portfolio of sovereign debt obligations will have a longer average maturity.

Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. For a description of bond ratings, see Appendix A. The Fund may also invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. As of August 31, 1997, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 5% in A and above, 67% in Ba or BB, 9% in B, 2% in CCC and 5% in non-rated. See "Risk Considerations-Securities Ratings," "-Investment in Fixed-Income Securities Rated Baa and BBB," "-Investment in Lower-Rated Fixed-Income Securities" and Appendix A.

With respect to its investments in sovereign debt obligations and non-U.S. corporate fixed-income securities, the Fund will emphasize investments in countries that are considered at the time of purchase to be emerging or developing countries by the World Bank. A substantial part of the Fund's investment focus is expected to be in securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected by Alliance at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See "Additional Investment Practices-Brady Bonds."

The Fund may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela, each of which is an emerging market country, and the Fund will limit investments in the sovereign debt obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Fund expects that it will not invest more than 10% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any other single foreign country and is not required to invest any minimum amount of its assets in the securities or obligations of issuers located in any particular country.

A substantial portion of the Fund's investments will be in (i) securities which were initially issued at discounts from their face values ("Discount Obligations") and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans, (iii) invest in other investment companies, (iv) invest in warrants, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) make secured loans of its portfolio securities, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) enter into standby commitment agreements, (xi) make short sales of securities or maintain a short position, (xii) write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes, (xiii) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest, and (xiv) invest in variable, floating and inverse floating rate instruments. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in U.S. Dollar-denominated money market instruments. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." While the Fund does not currently intend to do so, it reserves the right to borrow an amount not to exceed one-third of the Fund's assets less liabilities (other than the amount borrowed). See "Risk Considerations-Effects of Borrowing."


ALLIANCE GLOBAL STRATEGIC INCOME TRUST

Alliance Global Strategic Income Trust, Inc. ("Global Strategic Income") is a non-diversified investment company that seeks primarily a high level of current income and secondarily capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund may also use derivative instruments to attempt to enhance income. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between five years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.


21



Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in the fixed-income securities of issuers located in three countries, one of which may be the United States. No more than 25% of the value of its total assets, however, will be invested in the securities of any one foreign government. U.S. Government securities in which the Fund may invest include mortgage-related securities and zero coupon securities. Fixed-income securities in which the Fund may invest include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities. The Fund may also invest in rights and warrants (for debt securities or for equity securities that are acquired in connection with debt instruments), and loan participations and assignments.

The Fund will maintain at least 65% of the value of its total assets in investment grade securities and may maintain not more than 35% of the value of its total assets in lower-rated securities. See "Risk Considerations-Securities Ratings" and "-Investment in Lower-Rated Fixed-Income Securities." Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets. There is no minimum rating requirement applicable to the Fund's investments in lower-rated fixed-income securities.

The Fund may also: (i) invest in foreign currencies, (ii) purchase and write put and call options on securities and foreign currencies, (iii) purchase or sell forward foreign exchange contracts, (iv) invest in variable, floating and inverse floating rate instruments, (v) invest in indexed commercial paper, (vi) invest in structured securities, (vii) lend portfolio securities amounting to not more than 25% of its total assets, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) purchase and sell securities on a forward commitment basis, (xi) enter into standby commitments, (xii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts, (xiii) invest in Eurodollar instruments, (xiv) enter into interest rate swaps, caps and floors, and (xv) make short sales of securities or maintain a short position. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices" and "Risk Considerations." The Fund may borrow in order to purchase securities or make other investments, although it currently intends to limit its ability to borrow to an amount not to exceed 25% of its total assets. See "Risk Considerations-Effects of Borrowing."


CORPORATE BOND FUNDS

CORPORATE BOND PORTFOLIO
Corporate Bond Portfolio ("Corporate Bond") is a diversified investment company that seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities which give promise of relatively attractive yields, but which do not involve substantial risk of loss of capital. The Fund follows a policy of maintaining at least 65% of its net assets invested in debt securities. Such objectives and policies cannot be changed without the approval of the shareholders. Although the Fund also follows a policy of maintaining at least 65% of its total assets invested in corporate bonds, it is permitted to invest in securities of non-corporate issuers.

The Fund follows an investment strategy which in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. In this regard, the Fund's investment portfolio normally tends to have a relatively long average maturity and duration, and to place significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. Consequently, in recent years the Fund frequently has experienced greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy. See "Risk Considerations."

There is no minimum rating requirement applicable to the Fund's investments in fixed-income securities, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined by Alliance to have undergone similar credit quality deterioration subsequent to purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher. The remainder of the Fund's assets may be invested in lower-rated fixed-income securities. See "Risk Considerations-Securities Ratings," "-Investment in Fixed-Income Securities Rated Baa and BBB," "-Investment in Lower-Rated Fixed-Income Securities" and Appendix A. During the fiscal year ended June 30, 1997, on a weighted average basis, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 29% in A and above, 41% in Baa or BBB, 14% in Ba or BB, and 12% in B. The Fund did not invest in securities rated below B by each of Moody's, S&P, Duff & Phelps and Fitch or, if not rated, considered by Alliance to be of equivalent quality to securities so rated.

The Fund may invest up to 50% of the value of its total assets in foreign debt securities which will consist primarily of corporate


22


fixed-income securities and sovereign debt obligations. Not more than 15% of the Fund's total assets may be invested in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.

Within the foregoing limitations, the Fund has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. However, substantially all of the Fund's investments will be income producing. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans, (iii) for hedging purposes, purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest, (iv) for hedging purposes, enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) invest in variable, floating and inverse floating rate instruments, (vi) invest in zero coupon and pay-in-kind securities, and (vii) invest in CMOs and multi-class pass-through mortgage-related securities. As a matter of fundamental policy, the Fund will not purchase illiquid securities. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices."


ALLIANCE HIGH YIELD FUND

Alliance High Yield Fund, Inc. ("High Yield") is a diversified management investment company that seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund pursues this objective by investing primarily in a diversified mix of high yield, below investment grade fixed-income securities involving greater volatility of price and risk of principal and income than higher quality fixed-income securities. The below investment grade debt securities in which the Fund invests are known as "junk bonds." The
Fund is managed to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in high yield fixed-income securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or unrated but deemed by Alliance to be equivalent to such lower-rated securities. The Fund will not, however, invest more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B- or their equivalents by two or more NRSROs or if unrated are of equivalent quality as determined by Alliance, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or if unrated is of equivalent quality as determined by Alliance.

As of August 31, 1997, on a weighted average basis, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 12% in A and above, 3% in Ba or BB, 53% in B, 2% in CCC and 13% in unrated securities. The Fund did not invest in securities rated below CCC by each of Moody's, S&P, Duff & Phelps and Fitch or, if not rated, considered by Alliance to be of equivalent quality to securities so rated.

Certain of the Fund's investments may be in fixed-income securities which provide high current yields because of risks other than credit. For example, the Fund may invest in securities which have prepayment risks, and non-U.S. dollar denominated foreign securities, which have currency risks.

See Appendix A, "Bond Ratings," for a description of each rating category. In the event that any securities held by the Fund fall below those ratings, the Fund will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Alliance, such investment is considered appropriate under the circumstances.

A portion of the Fund's assets may be invested in foreign securities, and the Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities. See "Risk Considerations-Foreign Investment" and "-Currency Considerations."

In addition, and although not to be emphasized, in furtherance of its investment objective, the Fund may (i) invest in mortgage-backed and asset-backed securities, (ii) enter into repurchase agreements, (iii) invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates,
(iv) enter into forward commitments for the purchase or sale of securities and purchase and sell securities on a when-issued or delayed delivery basis, (v) write covered put and call options on fixed-income securities, securities indices and foreign currencies and purchase put or call options on fixed-income securities, securities indices and foreign curencies, (vi) purchase and sell futures contracts and related options on debt securities and on indices of debt securities, (vii) enter into contracts for the purchase or sale of a specific currency for hedging purposes only, and (viii) lend portfolio securities. For additional information on the uses, risks and costs of these practices, see "Additional Investment Practices."

In addition to the foregoing, the Fund may from time to time make investments in (i) U.S. Government securities, (ii)


23


certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks, (iii) commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to such companies, (iv) corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 Moody's, and (v) floating rate or master demand notes.


ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

DERIVATIVES. The Funds may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions. The MULTI-MARKET FUNDS, HIGH YIELD and GLOBAL STRATEGIC INCOME, in particular, generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments-options, futures, forwards and swaps-from which virtually any type of derivative transaction can be created.

 . OPTIONS-An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

 . FUTURES-A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

 . FORWARDS-A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

 . SWAPS-A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal


24



amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Indexed Commercial Paper" and "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under "Mortgage-Related Securities" and "Other Asset-Backed Securities."

Derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

 . MARKET RISK-This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

 . MANAGEMENT RISK-Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

 . CREDIT RISK-This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 . LIQUIDITY RISK-Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 . LEVERAGE RISK-Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 . OTHER RISKS-Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

DERIVATIVES USED BY THE FUNDS. Following is a description of specific derivatives currently used by one or more of the Funds.

OPTIONS ON SECURITIES. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or


25



holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Fund could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

SHORT-TERM U.S. GOVERNMENT, MORTGAGE SECURITIES INCOME, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD generally purchase or write privately negotiated options on securities. A Fund that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Fund may be illiquid, and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities" below. Neither MORTGAGE SECURITIES INCOME nor CORPORATE BOND will purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by such Fund would exceed 2% of the Fund's total assets. Nor will either such Fund write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.

OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

OPTIONS ON FOREIGN CURRENCIES. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

RIGHTS AND WARRANTS. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and GLOBAL STRATEGIC INCOME may invest in rights and warrants, which are option securities permitting their holders to subscribe for other securities. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and GLOBAL STRATEGIC INCOME may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. GLOBAL STRATEGIC INCOME may invest up to 20% of its total assets in rights and warrants.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except with respect to SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, will be used only for hedging purposes.

LIMITED MATURITY GOVERNMENT, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. MORTGAGE SECURITIES INCOME will not write or purchase options on futures contracts. Nor will LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME or GLOBAL STRATEGIC INCOME enter into a futures contract or, if


26



otherwise permitted, write or purchase an option on a futures contract, if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, MORTGAGE SECURITIES INCOME and GLOBAL STRATEGIC INCOME will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.

HIGH YIELD will not purchase or sell futures contracts or options on futures contracts unless either (i) the futures contracts or options thereon are for "bona fide hedging" purposes (as that term is defined under the Commodities Futures Trading Commission regulations) or (ii) if for other purposes, the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Fund's liquidation value.

EURODOLLAR INSTRUMENTS. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. LIMITED MATURITY GOVERNMENT and GLOBAL STRATEGIC INCOME intend to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which each Fund invests are linked).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund that purchases or sells forward contracts on foreign currencies ("forward contracts") attempts to minimize the risk to it from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (a "cross-hedge").

FORWARD COMMITMENTS. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by LIMITED MATURITY GOVERNMENT, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT or GLOBAL STRATEGIC INCOME if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of GLOBAL STRATEGIC INCOME and 30% of the total assets of each of the other Funds.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). Each Fund that may enter into interest rate swap, cap or floor transactions expects to do so primarily for hedging purposes,


27


which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME may enter into interest rate swaps involving payments in the same currency or in different currencies. SHORT-TERM U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one NRSRO. Each of SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has high quality debt securities outstanding.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% or 25% with respect to GLOBAL STRATEGIC INCOME, of their respective assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in such commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

U.S. GOVERNMENT SECURITIES. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include:

(i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of


28


issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months);

(ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and

(iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by FNMA and FHLMC, and governmental CMOs.

The maturities of the U.S. Government securities listed in paragraphs (i) and
(ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates. For information regarding GNMA, FNMA and FHLMC certificates and CMOs, see "Mortgage-Related Securities" below.

U.S. Government securities also include zero coupon securities and principal-only securities and certain SMRS. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an IO class and a PO class. See "Mortgage-Related Securities" and "Zero Coupon and Principal-Only Securities" below. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of a Fund that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities issued by GNMA are backed by the full faith and credit of the United States; those issued by FNMA and FHLMC are not so backed. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. Collateralized mortgage obligations (CMOs) are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral


29



underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. One or more tranches of a CMO may have coupon rates that reset periodically, or "float," at a specified increment over an index such as LIBOR. Floating-rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages described below, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is tied. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as adjustable-rate mortgage securities (ARMS), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities (POs), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially


30


possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Fund's categorization of U.S. Government securities. The Funds disagree with the staff's position but will not treat such securities as U.S. Government securities until final resolution of the issue.

Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. Each Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see "Dividends, Distributions


31


and Taxes-Zero Coupon Treasury Securities" in the Statement of Additional Information of each Fund that is permitted to invest in such securities.

GLOBAL STRATEGIC INCOME and CORPORATE BOND may also invest in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

STRUCTURED SECURITIES. Structured securities in which GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. GLOBAL DOLLAR GOVERNMENT may invest up to 25% of its total assets, and GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest without limit, in these types of structured securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND and HIGH YIELD, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Fund's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME may invest up to 25%, and CORPORATE BOND may invest up to 15%, of their total assets, in loan participations and assignments. The government that is the borrower on the loan will be considered by a Fund to be the issuer of a loan participation or assignment for purposes of its fundamental investment policy that it may not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).


32



BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings. For a description of these risks, see "Risk Considerations-Investment in Lower-Rated Fixed-Income Securities."

SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. SHORT-TERM U.S. GOVERNMENT and GLOBAL DOLLAR GOVERNMENT each may make short sales only against the box and only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. In addition, each of these Funds may not make a short sale if, as a result, more than 10% of net assets (taken at market value), with respect to GLOBAL DOLLAR GOVERNMENT, and 10% of total assets, with respect to SHORT-TERM U.S. GOVERNMENT, would be held as collateral for short sales.

GLOBAL STRATEGIC INCOME may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with the broker-dealer.

In order to defer realization of gain or loss for U.S. federal income tax purposes, GLOBAL STRATEGIC INCOME may also make short sales "against the box." The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a


33


day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Fund's ability to enter into repurchase agreements, except that SHORT-TERM U.S. GOVERNMENT may enter into repurchase agreements on not more than 25% of its total assets. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York), although LIMITED MATURITY GOVERNMENT, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT currently enter into repurchase agreements only with their custodians and such primary dealers.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. SHORT-TERM U.S. GOVERNMENT may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 33-1/3% of its total assets. Under normal circumstances, LIMITED MATURITY GOVERNMENT does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL DOLLAR GOVERNMENT will not exceed 33% of its total assets less liabilities (other than amounts borrowed). GLOBAL STRATEGIC INCOME may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL STRATEGIC INCOME will not exceed 25% of its total assets. See "Risk Considerations-Effects of Borrowing."

LOANS OF PORTFOLIO SECURITIES. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend portfolio securities in excess of 50%, with respect to HIGH YIELD, 25%, with respect to SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, and 20%, with respect to each of LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT, of its total assets, nor will a Fund lend portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

ILLIQUID SECURITIES. Subject to any more restrictive applicable investment policies, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in


34


the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Fund's Rule 144A portfolio securities under the supervision of the Directors of that Fund. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES. GLOBAL DOLLAR GOVERNMENT may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities in which a Fund may invest while in a temporary defensive position, see the Fund's Statement of Additional Information.

PORTFOLIO TURNOVER. Portfolio turnover rates are set forth under "Financial Highlights." These rates of portfolio turnover are greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES
Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

SHORT-TERM U.S. GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction, or (ii) invest 25% or more of its total assets in the securities of any one industry.

U.S. GOVERNMENT may not (i) borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made, (ii) make loans to other persons, (iii) effect a short sale of any security, (iv) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, or (v) write, purchase or sell puts, calls or combinations thereof.

LIMITED MATURITY GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations, (ii) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities, (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund, except that the Fund may engage in reverse repurchase agreements and dollar rolls in an amount up to 50% of the Fund's total assets, and (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MORTGAGE SECURITIES INCOME may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation, (ii) invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or


35



U.S. Government securities, (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made,
(iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets to secure borrowings for temporary or emergency purposes and except as provided in (vi) below, provided, however, that this limitation does not apply to deposits made in connection with the entering into and holding of interest rate futures contracts, (v) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or other illiquid investments and repurchase agreements maturing in more than seven days, or (vi) lend its portfolio securities if immediately after such a loan more than 20% of the value of the Fund's total assets would be subject to such loans.

WORLD INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

SHORT-TERM MULTI-MARKET may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MULTI-MARKET STRATEGY may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

NORTH AMERICAN GOVERNMENT INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except that the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

GLOBAL DOLLAR GOVERNMENT may not (i) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that this restriction does not apply to U.S. Government securities, (ii) purchase more than 10% of any class of the voting securities of any one issuer, (iii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, and (c) enter into reverse repurchase agreements and dollar rolls, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings, or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own more than 3% of the total outstanding voting stock of any investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more investment companies.

GLOBAL STRATEGIC INCOME may not (i) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act, (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, and (c) enter into reverse repurchase agreements and dollar rolls, or (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

CORPORATE BOND may not (i) invest more than 5% of its total assets in the securities of any one issuer other than U.S.


36


Government securities, or (ii) own more than 10% of the outstanding voting securities of any issuer.

HIGH YIELD may not (i) invest in any one industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets and
(ii) will not make an investment unless, when considering all its other investments, 75% of the value of its assets would consist of cash, cash items, U.S. Government Securities, securities of other investment companies and other securities.

RISK CONSIDERATIONS

FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which GLOBAL DOLLAR GOVERNMENT and HIGH YIELD invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected, and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in that country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in



37



securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

WORLD INCOME may invest a portion of its net assets in securities denominated in the ECU. There are risks associated with concentration of investments in a particular region of the world such as Western Europe since the economies and markets of the countries in the region tend to be interrelated and may be adversely affected by political, economic and other events in a similar manner.

Alliance believes that, except for currency fluctuations between the U.S.
Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on NORTH AMERICAN GOVERNMENT INCOME'S investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

CURRENCY CONSIDERATIONS. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent


38


with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

EFFECTS OF BORROWING. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares of common stock. Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares of common stock and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent that the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return than if a Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by MULTI-MARKET STRATEGY, GLOBAL STRATEGIC INCOME or NORTH AMERICAN GOVERNMENT INCOME could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Under the 1940 Act, a Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. A Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Fund to sell portfolio securities at times considered disadvantageous by Alliance and such sales could cause the Fund to incur related transaction costs and to realize gains on securities held for less than three months. Until the start of a Fund's first tax year beginning after August 5, 1997, not more than 30% of a Fund's gross income may be derived from the sale or disposition of stocks and securities held for less than three months to maintain the Fund's tax status as a regulated investment company. Such gains would limit the ability of a Fund to sell other securities held for less than three months that a Fund might wish to sell in the ordinary course of its portfolio management and thus might adversely affect the Fund's yield. See "Dividends, Distributions and Taxes."

Each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL STRATEGIC INCOME and GLOBAL DOLLAR GOVERNMENT may borrow to repurchase its shares or to meet redemption requests. In addition, each Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset average limit described above. See "Certain Fundamental Investment Policies." SHORT-TERM U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN


39



GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME may also borrow through the use of reverse repurchase agreements, and GLOBAL DOLLAR GOVERNMENT, LIMITED MATURITY GOVERNMENT and GLOBAL STRATEGIC INCOME also through the use of dollar rolls to the extent permitted by the 1940 Act. See "Investment Objectives and Policies-Reverse Repurchase Agreements and Dollar Rolls."

INVESTMENT IN THE BANKING INDUSTRY. Due to the investment policies of MULTI-MARKET STRATEGY, WORLD INCOME and SHORT-TERM MULTI-MARKET with respect to investments in the banking industry, those Funds will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on each Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, each Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Funds will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

NON-RATED SECURITIES. Non-rated securities will also be considered for investment by NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

NON-DIVERSIFIED STATUS. Each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in


40



each Fund's Statement of Additional Information. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard sovereign debt obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of structured securities and loan participations may be treated as separate issuers for the purposes of these tests. Accordingly, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, each of GLOBAL STRATEGIC INCOME and NORTH AMERICAN GOVERNMENT INCOME will be required to diversify its portfolio of foreign government securities in a manner which would not be necessary if the Fund had made similar investments in U.S. Government securities.

YEAR 2000. Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Funds' major service providers fail to process this type of information properly, that could have a negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. Alliance, as well as AFD and AFS (both defined below), have advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by each Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Funds and Alliance have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Funds may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.


                         PURCHASE AND SALE OF SHARES
_______________________________________________________________________________

HOW TO BUY SHARES
You can purchase shares of any of the Funds at a price based on the next calculated net asset value after receipt of a proper purchase order either through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund (except WORLD INCOME) is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling 800-221-5672 and may not exceed $500,000.

Each Fund (except WORLD INCOME) offers three classes of shares through this Prospectus, Class A, Class B and Class C. WORLD INCOME offers only one class of shares, which may be purchased without any initial sales charge or contingent deferred sales charge ("CDSC"). The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

CLASS A SHARES-INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                        Initial Sales Charge
                               as % of                       Commission to
                             Net Amount       as % of      Dealer/Agent as %
  Amount Purchased            Invested    Offering Price   of Offering Price
-------------------------------------------------------------------------------
  Less than $100,000            4.44%          4.25%              4.00%
  $100,000 to less
    than $250,000               3.36           3.25               3.00
  $250,000 to less
    than $500,000               2.30           2.25               2.00
  $500,000 to less
    than $1,000,000             1.78           1.75               1.50


On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a CDSC equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's


41


Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.

CLASS B SHARES-DEFERRED SALES CHARGE ALTERNATIVE
You can purchase Class B shares at net asset value without an initial sales charge. A Fund will thus receive the full amount of your purchase. However, you may pay a CDSC if you redeem shares within three years (four years in the case of GLOBAL STRATEGIC INCOME and HIGH YIELD) after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for Class B shares for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.


GLOBAL STRATEGIC INCOME and HIGH YIELD:
    Year Since Purchase        CDSC
    --------------------------------
    First                      4.00%
    Second                     3.00%
    Third                      2.00%
    Fourth                     1.00%
    Fifth and thereafter       None

ALL OTHER FUNDS:
    Year Since Purchase        CDSC
    --------------------------------
    First                       3.0%
    Second                      2.0%
    Third                       1.0%
    Fourth and thereafter      None


Class B shares are subject to higher distribution fees than Class A shares for a period of six years, eight years in the case of GLOBAL STRATEGIC INCOME and HIGH YIELD (after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

CLASS C SHARES-ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at net asset value without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.

APPLICATION OF THE CDSC
Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

HOW THE FUNDS VALUE THEIR SHARES
The net asset value of each class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that class by the outstanding shares of that class. Shares are valued each day the Exchange is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors or Trustees believe accurately reflect fair market value.

EMPLOYEE BENEFIT PLANS
Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans may also not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through Employee Benefit Plans.

GENERAL
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and, as long as the shares are held for one year or more, no CDSC. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

GLOBAL STRATEGIC INCOME and HIGH YIELD FUND offer a fourth class of shares, Advisor Class shares, by means of separate prospectuses. Advisor Class shares may be purchased and


42


held solely by (i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD, (ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) certain other categories of investors described in the prospectuses for the Advisor Class, including investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.


HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares in a Fund to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER
Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

SELLING SHARES DIRECTLY TO A FUND
Send a signed letter of instruction or stock power form to AFS, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
800-221-5672


Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once per day. A shareholder who has completed the appropriate section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

GENERAL
The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to


43


do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of WORLD INCOME for Class A shares of other Alliance Mutual Funds and shares of most Alliance money market funds. You may exchange your shares of any other Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for the purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.


                           MANAGEMENT OF THE FUNDS
_______________________________________________________________________________

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors or Trustees of the Fund.

Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by Alliance comprising 122 separate investment portfolios currently have over three million shareholder accounts. As of December 31, 1997, Alliance was retained as an investment manager for employee benefit plan assets of 31 of the Fortune 100 companies.

Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                       Principal occupation
                       Employee; time period;            during the past
Fund                      title with ACMC                   five years
-------------------------------------------------------------------------------
Short-Term U.S.        Patricia J. Young since 1995    Associated with
Government             -Senior Vice President          Alliance.

                       Jeffrey S. Phlegar since 1997   Associated with
                       -Senior Vice President          Alliance.

U.S. Government        Wayne D. Lyski since 1983       Associated with
                       -Executive Vice President       Alliance.

                       Patricia J. Young since 1997    (see above)
                       -(see above)

                       Jeffrey S. Phlegar              (see above)
                       since 1997-(see above)

Limited Maturity       Patricia J. Young               (see above)
Government             since inception-(see above)

                       Jeffrey S. Phlegar              (see above)
                       since 1997-(see above)

Mortgage Securities    Patricia J. Young since         (see above)
Income                 1992-(see above)

                       Jeffrey S. Phlegar              (see above)
                       since 1997-(see above)

World Income           Douglas J. Peebles              Associated with
                       since inception                 Alliance.
                       -Senior Vice President

Short-Term             Douglas J. Peebles since        (see above)
Multi-Market           1995-(see above)

Multi-Market Strategy  Douglas J. Peebles since        (see above)
                       inception-(see above)

North American         Wayne D. Lyski since inception  (see above)
Government Income      -(see above)

Global Dollar          Wayne D. Lyski since inception  (see above)
Government             -(see above)


44


                                                       Principal occupation
                       Employee; time period;            during the past
Fund                      title with ACMC                   five years
-------------------------------------------------------------------------------
Global Strategic       Wayne D. Lyski since inception  (see above)
Income                 -(see above)

                       Douglas J. Peebles since        (see above)
                       inception-(see above)

Corporate Bond         Wayne D. Lyski since            (see above)
                       1987-(see above)

                       Paul J. DeNoon since            Associated with
                       January 1992-Vice President     Alliance.

High Yield             Wayne C. Tappe                  Associated with
                       since 1991-Senior               Alliance.*
                       Vice President

                       Nelson Jantzen                  Associated with
                       since 1991-Senior               Alliance.*
                       Vice President


* ASSOCIATED WITH EQUITABLE CAPITAL MANAGEMENT CORPORATION ("EQUITABLE CAPITAL") PRIOR TO JULY 22, 1993. ON THAT DATE ALLIANCE ACQUIRED THE BUSINESS AND SUBSTANTIALLY ALL THE ASSETS OF EQUITABLE CAPITAL.


PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO

Alliance is the investment adviser of a portfolio (the "Historical Portfolio") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with essentially the same investment strategies and techniques as those of HIGH YIELD. See "Description of the Funds." Alliance since July 22, 1993, and prior thereto, Equitable Capital, whose advisory business Alliance acquired on that date, have served as investment adviser to the Historical Portfolio since its inception in 1987. Wayne C. Tappe, who together with Nelson Jantzen is primarily responsible for the day-to-day management of HIGH YIELD, has been the person principally responsible for the day-to-day management of the Historical Portfolio since 1995.

The following tables set forth performance results for the Historical Portfolio since its inception (January 2, 1987), together with those of HIGH YIELD and the Lipper High Current Yield Mutual Funds Average as a comparative benchmark. As of December 31, 1997, the assets in the Historical Portfolio totalled approximately $421.8 million.

The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Portfolio. In addition, the performance data do not reflect the Fund's higher expenses, which, if reflected, would lower the performance of the Historical Portfolio. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Portfolio. The rates of return shown for the Historical Portfolio are not an estimate or guarantee of future investment performance of the Fund.

The Lipper High Current Yield Mutual Funds Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of the Fund. Nonetheless, the investment policies pursued by Funds in the survey may differ from those of HIGH YIELD and the Historical Portfolio. This survey is published by Lipper Analytical
Services, Inc. ("Lipper"), a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges.

The performance results presented below are based on percent changes in net asset values of the Historical Portfolio with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period.

                                       ANNUALIZED RATES OF RETURN
                                     PERIODS ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------
PORTFOLIO/BENCHMARK            1 YEAR   3 YEARS  5 YEARS  10 YEARS  INCEPTION*
-----------------------------------------------------------------------------
Historical Portfolio           18.48%    20.42%   15.89%   12.80%    12.04%
Lipper High Current Yield
  Mutual Funds Average         12.96     14.17    11.36    10.66      9.78
High Yield                                                           24.23%**

                                      CUMULATIVE RATES OF RETURN
                                   PERIODS ENDING DECEMBER 31, 1997
-----------------------------------------------------------------------------
PORTFOLIO/BENCHMARK            1 YEAR   3 YEARS  5 YEARS  10 YEARS  INCEPTION*
-----------------------------------------------------------------------------
Historical Portfolio           18.48%    74.60%  109.05%  233.48%   249.07%
Lipper High Current Yield
  Mutual Funds Average         12.96     48.92    71.52   177.35    181.23


* JANUARY 2, 1987

** RATE OF RETURN IS UNANNUALIZED, FOR CLASS A SHARES, ASSUMING THE IMPOSITION OF THE MAXIMUM 4.25% SALES CHARGE. THE FUND COMMENCED OPERATIONS ON APRIL 22, 1997.


EXPENSES OF HIGH YIELD

In addition to the payments to Alliance under its Advisory Agreement, HIGH YIELD pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Directors who are not affiliated with Alliance, (iii) legal and auditing expenses, (iv) clerical, accounting and other office costs, (v) costs of printing the Fund's prospectuses and shareholder reports, (vi) costs of maintaining the Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationary and supplies, (ix) expenses and fees related to registration and filing with the Commission and with state regulatory authorities, and (x) upon the approval of the Board of Directors, costs of personnel of Alliance or its affiliates rendering clerical, accounting and other office services and (xi) such promotional, shareholder servicing and other expenses as may be contemplated by the Distribution Services Agreement, described below.

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a


45


Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed for each Fund other than WORLD INCOME an annual rate of .30% (.50% with respect to SHORT-TERM U.S. GOVERNMENT) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, and for WORLD INCOME may not exceed an annual rate of .90% of the Fund's aggregate average daily net assets, for distribution expenses. The Trustees of SHORT-TERM U.S. GOVERNMENT currently limit payments with respect to Class A shares under the Plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to, with respect to each Fund other than WORLD INCOME, .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, and, with respect to WORLD INCOME, .90%, annualized, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to the expenses incurred by AFD. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect. Since AFD's compensation under the Plan of SHORT-TERM U.S. GOVERNMENT is not directly tied to its expenses incurred, the amount of compensation received by it during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except SHORT-TERM U.S. GOVERNMENT), were, as of that time, as follows:

                                   Amount of Unreimbursed Distribution Expenses
                                          (as % of Net Assets of Class)
                                   --------------------------------------------
                                            Class B              Class C
-------------------------------------------------------------------------------
U.S. Government                    $ 8,593,091   (1.56%)   $3,589,130   (2.63%)
Limited Maturity Government        $   356,382    (.86%)   $2,860,904   (8.09%)
Mortgage Securities Income         $10,423,667   (2.67%)   $2,946,979   (9.52%)
Short-Term Multi-Market            $25,420,759   (1.87%)   $1,475,235  (18.72%)
Multi-Market Strategy              $ 9,474,320   (4.13%)   $  553,610  (43.71%)
North American Government Income   $36,319,865   (2.67%)   $4,072,381   (1.53%)
Global Dollar Government           $ 2,214,590   (2.54%)   $  460,747   (2.29%)
Corporate Bond                     $ 9,163,392   (2.23%)   $2,093,526   (1.77%)
Global Strategic Income            $   994,542   (9.91%)   $  188,869   (7.41%)
High Yield*                        $ 1,679,237    (8.5%)   $   79,092   (2.36%)


* FOR THE FISCAL PERIOD APRIL 22, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 1997.


The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.


46



                      DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________________________

DIVIDENDS AND DISTRIBUTIONS

Dividends on shares of a Fund will be declared on each Fund business day from the Fund's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Fund pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate net asset value as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.
If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code (including a holding-period requirement applied at both the Fund and shareholder levels imposed by the Taxpayer Relief Act of
1997), as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. So long as a Fund distributes at least 90% of its income, qualification as a regulated investment company relieves that Fund of Federal income taxes on that part of its taxable income, including net capital gains, which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. The investment objectives of the Funds are such that only a small portion, if any, of a Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders. In addition, corporate shareholders who receive qualifying distributions must meet the holding-period requirements in the Code in order to take the dividends-received deduction.

Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains-that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund.

Under current federal tax law, the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Any loss realized on the sale of shares held six months


47


or less will be a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's federal income tax return.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as capital gain. See "Dividends, Distributions and Taxes" in the Statements of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation. Distributions by a Fund may be subject to state and local taxes.


                             GENERAL INFORMATION
_______________________________________________________________________________

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: U.S. GOVERNMENT PORTFOLIO and CORPORATE BOND PORTFOLIO (each a series of Alliance Bond Fund, Inc.) (1973), ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC. (1992), ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.
(1983), ALLIANCE WORLD INCOME TRUST, INC. (1990), ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC. (1989), ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
(1991), ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. (1992), ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC. (1993), ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC. (1995) and ALLIANCE HIGH YIELD FUND, INC. (1996). Prior to March 1, 1996, ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC. was known as Alliance Mortgage Strategy Trust, Inc. Prior to January 4, 1993, CORPORATE BOND PORTFOLIO was known as Monthly Income Portfolio. ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND is a series of The Alliance Portfolios, a Massachusetts business trust that was organized in 1987. Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds and SHORT-TERM U.S. GOVERNMENT was known as The Equitable Short-Term U.S. Government Fund.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors or Trustees.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors or Trustees, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME

On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") styled In re ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. SECURITIES LITIGATION was filed in the U.S. District Court for the Southern District of New York ("District Court") against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated ("ECI"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal


48



securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. Plaintiffs alleged that during 1995 the Fund's losses exceeded $750,000,000 and sought as relief unspecified damages, costs and attorney's fees.

On September 26, 1996, the District Court granted defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the District Court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit ("Court of Appeals") issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision.

On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint ("Amended Complaint"). In the Amended Complaint, plaintiffs asserted claims against the Fund, Alliance, ACMC, AFD, ECI, and certain current and former officers of the Fund and ACMC alleging violations of the federal securities laws, fraud and breach of fiduciary duty. The principal allegations of the Amended Complaint are that (i) the Fund misrepresented its ability to hedge against the risks of investing in foreign securities, (ii) the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities, and (iii) two advertisements used by the Fund misrepresented the risks of investing in the Fund. The Amended Complaint made similar request for class certification and damages as the Complaint. On July 15, 1997, the District Court denied plaintiffs' motion to file the Amended Complaint and dismissed the case ("Second Decision"). On October 29, 1997, the Court of Appeals dismissed plaintiffs' appeal of the Second Decision as premature on the grounds that the District Court had not entered a judgment with respect to the Second Decision. On November 10, 1997, the District Court entered a judgment with respect to the Second Decision, and on November 17, 1997, plaintiffs filed a notice of appeal from that judgment.

The Fund and Alliance believe that the allegations in the Complaint and the Amended Complaint are without merit and intend to defend vigorously against those claims.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to Class B shares will be higher than the transfer agency fee with respect to Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "yield" and "total return," which are computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of a Fund's total return disclose its average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid. A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. SEE "GENERAL INFORMATION-ORGANIZATION."


49


                           APPENDIX A: BOND RATINGS
_______________________________________________________________________________

MOODY'S INVESTORS SERVICE, INC.

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating-When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.


Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note-Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C-Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and


A-1


protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB-Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B-Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC-Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial, or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC-Debt rated CC is currently highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D-The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR-Not rated.


DUFF & PHELPS CREDIT RATING CO.

AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA, AA- -High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctutate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC-Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest, or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD-Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP-Preferred stock with dividend arrearages.


FITCH IBCA, INC.

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)-Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR-Indicates that Fitch does not rate the specific issue.


A-2



      APPENDIX B: GENERAL INFORMATION ABOUT CANADA, MEXICO AND ARGENTINA
_______________________________________________________________________________

GENERAL INFORMATION ABOUT CANADA

Canada consists of a federation of ten Provinces and two federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Between 1991 and 1995, Canada experienced a weakening of its currency. In January 1995, the Canadian Dollar fell to a nine-year low against the U.S. Dollar, decreasing in value compared to the U.S. Dollar by approximately 20% from October 1991. Between January 1996 and October 1997, the Canadian Dollar remained steady in value against the U.S. Dollar at a level approximately 3% to 4% above that low. Beginning in October 1997, however, the Canadian Dollar decreased in value against the U.S. Dollar by approximately 6%, reaching an all-time low of 1.4649 Canadian Dollars per U.S. Dollar on January 29, 1998. On February 20, 1998, the Canadian Dollar-U.S. Dollar exchange rate was 1.4206:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including eight consecutive years (1987-1994) of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit. Much of the past improvement in the Mexican economy has been attributable to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994 Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and a new accord among the government and the business and labor sectors of the economy was entered into in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized


B-1


since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained in 1996, resulting in a 5.1% increase from 1995, and, according to preliminary estimates, continued through 1997, resulting in a 7.3% increase from 1996. In addition, inflation dropped from a 52% annual rate in 1995 to a 27.7% annual rate in 1996 and a 15.7% annual rate in 1997. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In August 1976, the Mexican government established a policy of allowing the Mexican Peso to float against the U.S. Dollar and other currencies. Under this policy, the value of the Mexican Peso consistently declined against the U.S. Dollar. Under economic policy initiatives implemented since December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, in 1997, the average annual Peso-Dollar exchange rate decreased approximately 4% from that in 1996.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.


GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

The military has intervened in the political process on several occasions since 1930 and has ruled the country for 22 of the past 68 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including a large privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product increased for four consecutive years before declining in 1995. During 1996, however, gross domestic product increased 4.3% from 1995. Preliminary data for 1997 indicate that gross domestic product increased by more than 8.0% from 1996. The rate of inflation is generally viewed to be under control.

Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. Further reforms are currently being implemented in order to sustain and continue the progress to date. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted


B-2



abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.


B-3


ALLIANCE BOND FUNDS SUBSCRIPTION APPLICATION
_______________________________________________________________________________


SHORT-TERM U.S. GOVERNMENT FUND
U.S. GOVERNMENT PORTFOLIO
LIMITED MATURITY GOVERNMENT FUND
MORTGAGE SECURITIES INCOME FUND
WORLD INCOME TRUST
SHORT-TERM MULTI-MARKET TRUST
MULTI-MARKET STRATEGY TRUST
NORTH AMERICAN GOVERNMENT INCOME TRUST
GLOBAL DOLLAR GOVERNMENT FUND
GLOBAL STRATEGIC INCOME TRUST
CORPORATE BOND PORTFOLIO
HIGH YIELD FUND


TO OPEN YOUR NEW ALLIANCE ACCOUNT...
Please complete the application and mail it to:

ALLIANCE FUND SERVICES, INC.
P.O. BOX 1520
SECAUCUS, NEW JERSEY 07096-1520

For certified or overnight deliveries, send to:

ALLIANCE FUND SERVICES, INC.
500 PLAZA DRIVE
SECAUCUS, NEW JERSEY  07094


SECTION 1   YOUR ACCOUNT REGISTRATION (REQUIRED)
Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

*  Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a Minor:
     . Indicate your name(s) exactly as it appears on your social security card.

*  Transfer on Death:
     .  Ensure that your state participates

*  Trust/Other:
     . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

SECTION 2   YOUR ADDRESS (REQUIRED) Complete in full.
*  Non-Resident Alien:
     .  Indicate your permanent country of residence.

SECTION 3   YOUR INITIAL INVESTMENT (REQUIRED)
For each fund in which you are investing: 1 Write the three digit fund number in the column titled 'INDICATE THREE DIGIT FUND NUMBER LOCATED BELOW'.

2 Write the dollar amount of your initial purchase in the column titled 'INDICATE DOLLAR AMOUNT'.

(If you are eligible for a reduced sales charge, you must also complete Section
4F). 3 Check off a distribution option for your dividends. 4 Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

SECTION 4   YOUR SHAREHOLDER OPTIONS (COMPLETE ONLY THOSE OPTIONS YOU WANT)
A. AUTOMATIC INVESTMENT PLANS (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D.

If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. TELEPHONE TRANSACTIONS VIA EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. SYSTEMATIC WITHDRAWAL PLANS (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. BANK INFORMATION - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. THIRD PARTY PAYMENT DETAILS - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. REDUCED CHARGES (CLASS A ONLY) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

SECTION 5 SHAREHOLDER AUTHORIZATION (REQUIRED) All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

IF WE CAN ASSIST YOU IN ANY WAY, PLEASE DO NOT HESITATE TO CALL US AT: (800) 221-5672.


FOR LITERATURE CALL:  (800) 227-4618




THE ALLIANCE BOND FUNDS SUBSCRIPTION APPLICATION
_______________________________________________________________________________

1. YOUR ACCOUNT REGISTRATION (Please Print in Capital Letters and Mark Check Boxes Where Applicable)

__ Individual Account { __ Male  __ Female } - or - __ Joint Account  - or -

__ Transfer On Death { __ Male  __ Female } - or - __ Gift/Transfer to a Minor

___________________________________________  ____  ____________________________
Owner or Custodian  (First Name)             (MI)  (Last Name)

________________________________________________________________________
(First Name) Joint Owner*, Transfer On Death Beneficiary or Minor's Name
____  ______________________________
(MI)  (Last Name)

______________-____-_________________
Social Security Number of Owner or Minor (required to open account)

If Uniform Gift/Transfer to Minor Account:  ________ Minor's State of Residence


If Joint Tenants Account: * The Account will be registered "Joint Tenants with right of Survivorship" unless you indicate otherwise below:
__ In Common   __ By Entirety   __ Community Property

__ Trust  - or -  __ Corporation  - or -  Other________________________________

___________________________________________  ____  ____________________________
Name of Trustee if applicable (First Name)   (MI)  (Last Name)

_______________________________________________________________________________
Name of Trust or Corporation or Other Entity

_______________________________________________________________________________
Name of Trust or Corporation or Other Entity continued

_________________________
Trust Dated (MM,DD,YYYY)

________________________________________
Tax ID Number (required to open account)

__ Employer ID Number  - OR -  __ Social Security   Number


2. YOUR ADDRESS

__________________________  ___________________________________________________
Street Number               Street Name

_______________________________________________  ______  ______________________
City                                             State   Zip code

____________________________    ________-________-____________
If Non-U.S., Specify Country    Daytime Phone Number

__ U.S. Citizen   __ Resident Alien   __ Non-Resident Alien


80103GEN-TABFAPP-P1


1



3. YOUR INITIAL INVESTMENT
The minimum investment is $250 per fund.
The maximum investment in Class B is $250,000; Class C is $1,000,000.


I hereby subscribe for shares of the following Alliance Bond Fund(s) and elect distribution options as indicated.

BROKER/DEALER USE ONLY:  WIRE CONFIRM #  _________________________

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS:

R  REINVEST DISTRIBUTIONS into my fund account.

C SEND MY DISTRIBUTIONS IN CASH to the address I have provided in Section 2. (Complete Section 4D for direct deposit to your bank account. Complete Section 4E for payment to a third party)

D DIRECT MY DISTRIBUTIONS TO ANOTHER ALLIANCE FUND. Complete the appropriate portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).



Indicate three digit Fund  Indicate Dollar  Distributions Options *Check One*
number located below           Amount       Dividends         Capital Gains
                                            R    C    D       R    C    D
-------------------------  ---------------  ----------------  ---------------
_______________            $______________  R    C    D       R    C    D
_______________            $______________  R    C    D       R    C    D
_______________            $______________  R    C    D       R    C    D

TOTAL INVESTMENT           $______________

MAKE ALL CHECKS PAYABLE TO:  ALLIANCE FUNDS
*CASH AND MONEY ORDERS ARE NOT ACCEPTED


ALLIANCE BOND FUND NAMES AND NUMBERS
_______________________________________________________________________________

For checkwriting privileges, please send the enclosed signature card with your application. Checkwriting is offered on Class A and Class C shares only, and is not offered on Corporate Bond Portfolio, High Yield Fund and World Income Trust.
A Medallion Signature Guarantee is required if your account is not maintained by a broker/dealer. For Class C shares, checkwriting may result in the imposition of a contingent deferred sales charge against your account. The minimum amount for checkwriting is $500.


                                          Initial Sales   Contingent Deferred     Asset-Based
                                             Charge           Sales Charge        Sales Charge
                                                A                   B                   C
                                          -------------   -------------------   --------------
U.S. GOVERNMENT FUNDS
  SHORT-TERM U.S. GOVERNMENT FUND               37                  51                 337
  U.S. GOVERNMENT PORTFOLIO                     46                  76                 346
  LIMITED MATURITY GOVERNMENT FUND              88                  89                 388

MORTGAGE FUND
  MORTGAGE SECURITIES INCOME FUND               52                  63                 352

MULTI-MARKET FUNDS
  WORLD INCOME TRUST                            54         not offered         not offered
  SHORT-TERM MULTI-MARKET TRUST                 70                  68                 370
  MULTI-MARKET STRATEGY TRUST                   22                  23                 322

GLOBAL BOND FUNDS
  NORTH AMERICAN GOVERNMENT INCOME TRUST        55                  56                 355
  GLOBAL DOLLAR GOVERNMENT FUND                166                 266                 366
  GLOBAL STRATEGIC INCOME TRUST                124                 224                 324

CORPORATE BOND FUNDS
  CORPORATE BOND PORTFOLIO                      95                 295                 395
  HIGH YIELD FUND                              103                 203                 303



80103GEN-TABFAPP-P2


2



4. YOUR SHAREHOLDER OPTIONS

A.  AUTOMATIC INVESTMENT PLANS (AIP)

__ WITHDRAW FROM MY BANK ACCOUNT VIA EFT*

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

1- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
2- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
3- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency

Frequency:
M = monthly
Q = quarterly
A = Annually


* ELECTRONIC FUNDS TRANSFER. YOUR BANK MUST BE A MEMBER OF THE NATIONAL AUTOMATED CLEARING HOUSE ASSOCIATION (NACHA)


__ DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

FROM: ___________  ______________________________ - __
      Fund Number  Account Number (If existing)

TO: ___________  ______________________________ - __
    Fund Number  Account Number (If existing)


__ EXCHANGE MY SHARES MONTHLY

I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.
FROM: ___________  ______________________________ - __
      Fund Number  Account Number (If existing)

      ______ ,___________.00    ________
      Amount ($25 minimum)      Day of Exchange**

TO: ___________  ______________________________ - __
    Fund Number  Account Number (If existing)


** SHARES EXCHANGED WILL BE REDEEMED AT THE NET ASSET VALUE ON THE "DAY OF EXCHANGE" (IF THE "DAY OF EXCHANGE" IS NOT A FUND BUSINESS DAY, THE EXCHANGE TRANSACTION WILL BE PROCESSED ON THE NEXT FUND BUSINESS DAY). THE EXCHANGE PRIVILEGE IS NOT AVAILABLE IF SHOCK CERTIFICATES HAVE BEEN ISSUED.


B.  PURCHASES AND REDEMPTIONS VIA EFT

You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

INSTRUCTIONS:
* Review the information in the Prospectus about telephone transaction services.

* If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

__ PURCHASES AND REDEMPTIONS VIA EFT


I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected. The maximum redemption amount is $100,000 per day.

For shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally for 15 calendar days after the purchase date.



80103GEN-TABFAPP-P3


3


4. YOUR SHAREHOLDER OPTIONS (CONTINUED)

C.  SYSTEMATIC WITHDRAWAL PLANS (SWP)

In order to establish a SWP, you must reinvest all dividends and capital gains.

__ I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

1- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
2- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
3- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency

Frequency:
M = monthly
Q = quarterly
A = Annually


PLEASE SEND MY SWP PROCEEDS TO:

__ My Address of Record (via check)

__ My checking account-via EFT (complete section 4D)
Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

__ The Payee and address specified in section 4E (via check)
(Medallion Signature Guarantee required)


D.  BANK INFORMATION   This bank account information will be used for:

__ Distributions (Section 3)
__ Telephone Transactions (Section 4B)
__ Automatic Investments (Section 4A)
__ Withdrawals (Section 4C)


PLEASE TAPE A PRE-PRINTED VOIDED CHECK HERE*

* THE ABOVE SERVICES CANNOT BE ESTABLISHED WITHOUT A PRE-PRINTED VOIDED CHECK.

FOR EFT TRANSACTIONS, THE FUND REQUIRES SIGNATURES OF BANK ACCOUNT OWNERS EXACTLY AS THEY APPEAR ON BANK RECORDS. IF THE REGISTRATION AT THE BANK DIFFERS FROM THAT ON THE ALLIANCE MUTUAL FUND, ALL PARTIES MUST SIGN IN SECTION 5.

VOID
ABA Routing Number
Check Number
Bank Account Number

______________________________
Your Bank's ABA Routing Number

______________________________________________
Your Bank Account Number

__ Checking Account        __ Savings Account


80103GEN-TABFAPP-P4


4



4. YOUR SHAREHOLDER OPTIONS (CONTINUED)

E. THIRD PARTY PAYMENT DETAILS Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

__ Distributions (section 3)    __ Systematic Withdrawals (section 4C)

_________________________________  _____  _____________________________________
Name  (First Name)                 (MI)   (Last Name)
___________________________  __________________________________________________
Street Number                Street Name

______________________________________________  _____  ________________________
City                                            State  Zip code


F. REDUCED CHARGES (CLASS A ONLY) If you, your spouse or minor children own shares in other Alliance Funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

__ A. RIGHT OF ACCUMULATION PLEASE link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases willreceive any discount for which they are eligible.

_________________________  _________________________  _________________________
Tax ID or Account Number   Tax ID or Account Number   Tax ID or Account Number

__ B. STATEMENT OF INTENT I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

__ $100,000     __ $250,000     __ $500,000     __ $1,000,000

If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.


DEALER/AGENT AUTHORIZATION - FOR SELECTED DEALERS OR AGENTS ONLY.

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

_________________________________________  ____________________________________
Dealer/Agent Firm                          Authorized Signature

____________________________________  ____  ___________________________________
Representative First Name             MI    Last Name

_________________________________________  ____________________________________
Dealer/Agent Firm Number                   Representative Number

_________________________________________  ____________________________________
Branch Number                              Branch Telephone Number

_______________________________________________________________________________
Branch Office Address

_______________________________________________  _____  _______________________
City                                             State  Zip Code


80103GEN-TABFAPP-P5


5


5. SHAREHOLDER AUTHORIZATION -- THIS SECTION MUST BE COMPLETED

TELEPHONE EXCHANGES AND REDEMPTIONS BY CHECK

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000.

__ I do not elect the telephone exchange service

__ I do not elect the telephone redemption by check service


By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE NUMBER SHOWN IN SECTION 1 OF THIS FORM IS MY CORRECT TAX IDENTIFICATION NUMBER OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME AND THAT I HAVE NOT BEEN NOTIFIED THAT THIS ACCOUNT IS SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

______________________________________________________  _______________________
Signature                                               Date

______________________________________________________  _______________________
Signature                                               Date


Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer


80103GEN-TABFAPP-P6


6



SIGNATURE CARD

Dealer/Bank Name: _______________________________________

FUND ACCT. NO.:* ________________________________________

FUND NAME:* _____________________________________________

*Information Necessary to Complete Request


ACCOUNT NAME(S) AS REGISTERED:
_________________________________________________________
_________________________________________________________


SHAREHOLDER ADDRESS:
_________________________________________________________
_________________________________________________________


SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:*
_________________________________________________________


AUTHORIZED SIGNATURES:
1. _________________________________________________________

2. _________________________________________________________

3. _________________________________________________________


Joint Accounts check one:
  __ Either owner is authorized to sign Redemption Checks
  __ All owners are required to sign Redemption Checks
(If no box is checked, only one signature will be required.)

Checkbooks are not transferable to other accounts. If you change account numbers, change funds or change of ownership you must reapply for check-writing.

STATE STREET BANK AND TRUST COMPANY      Subject to conditions on reverse side.



SIGNATURE CARD

The payment of funds is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

State Street Bank and Trust Company (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank.

(1) IF PERTAINING TO AN ALLIANCE DEPOSIT ACCOUNT (THE "ACCOUNT") - to direct Alliance, which as the Depositor's agent and nominee maintains such Account on the Depositors behalf at one or more depository institutions, to withdraw funds from the Account in the amounts of such checks for deposit in this checking account. Alliance hereby appointed the Depositor's agent and, where appropriate, messenger for the purpose of effecting such withdrawals.

(2) IF PERTAINING TO AN ALLIANCE MUTUAL FUND (THE "FUND") - to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.


This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus or Statement of Additional Information for each Alliance mutual fund or deposit account as to which the Depositor has arranged to redeem shares or withdraw funds by check-writing. The Bank is further authorized to effect withdrawals or redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time, that the Bank has the right not to honor checks which do not meet the Banks normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this check-writing service at any time; and that the Bank shall be liable only for its own negligence.


MEDALLION SIGNATURE GUARANTEE - Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17 Ad-15 of the Securities Exchange Act of 1934. This would include such institutions such as banks and brokerage firms.

Send this card with any necessary authorizing documentation to:

ALLIANCE FUND SERVICES
ATTN: CHECKWRITING DEPARTMENT
P.O. BOX 1520
SECAUCUS, NJ  07096-1520
MEDALLION SIGNATURE GUARANTEE (see reverse)

The Registrant's Advisor Class Prospectus is incorporated herein by reference to Part A of the Amendment to the Registrant's
Registration Statement on Form N-1A filed with the Commission on October 31, 1997.









































00250233.AK8